SL GREEN REALTY CORP.

FOURTH QUARTER 2025 SUPPLEMENTAL DATA

December 31, 2025

SL Green Realty Corp. is a self-managed real estate investment trust, or REIT, with in-house capabilities in property management, acquisitions and dispositions, debt investing, financing, development, redevelopment, construction and leasing.
As of December 31, 2025, the Company held interests in 56 buildings totaling 31.4 million square feet. This included ownership interests in 28.0 million square feet in Manhattan buildings and 2.7 million square feet securing debt and preferred equity investments, excluding fund investments.
•SL Green’s common stock is listed on the New York Stock Exchange and trades under the symbol SLG.
•SL Green's website is www.slgreen.com.
•This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided to assist readers of quarterly and annual financial filings and should not be read in replacement of, or superior to, such financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com.

Forward-looking Statements
This supplemental reporting package includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this supplemental reporting package that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including such matters as future capital expenditures, dividends and acquisitions (including the amount and nature thereof), development trends of the real estate industry and the New York metropolitan area markets, occupancy, business strategies, expansion and growth of our operations and other similar matters, are forward-looking statements. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate. Forward-looking statements are not guarantees of future performance and actual results or developments may differ materially, and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," "project," "continue," or the negative of these words, or other similar words or terms.

Forward-looking statements contained in this supplemental reporting package are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements include risks and uncertainties described in our filings with the Securities and Exchange Commission. Except to the extent required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the year ended December 31, 2025 that will be included on Form 10-K to be filed on or before March 3, 2026.

Supplemental Information	2	Fourth Quarter 2025

TABLE OF CONTENTS

Definitions	4

Highlights	6

Key Financial Data	8	-	10

Office Leasing Statistics	11

Comparative Balance Sheets	12

Comparative Statements of Operations	14

Comparative Computation of FFO and FAD	15

Consolidated Statement of Equity	16

Joint Venture Statements	17	-	19

Selected Financial Data	20	-	23

Debt Summary Schedule	24	-	26

Derivative Summary Schedule	27

Lease Liability Schedule	28

Debt and Preferred Equity Investments	29

Selected Property Data
Property Portfolio	31	-	35
Largest Tenants	36
Tenant Diversification	37
Leasing Activity	38	-	39
Lease Expirations	40	-	42

Summary of Real Estate Acquisition/Disposition Activity	43	-	49

Non-GAAP Disclosures and Reconciliations	50

Analyst Coverage	53

Executive Management	54

Supplemental Information	3	Fourth Quarter 2025

DEFINITIONS

Annualized cash rent - Monthly base rent and escalations per the lease, excluding concessions, deferrals, and abatements as of the last day of the quarter, multiplied by 12.
ASP - Alternative strategy portfolio.
Capitalized Interest - The total of i) interest cost for project specific debt on properties that are under development or redevelopment plus ii) an imputed interest cost for properties that are under development or redevelopment, which is calculated based on the Company’s equity investment in those properties multiplied by the Company’s consolidated weighted average borrowing rate. Capitalized Interest is a component of the carrying value of a development or redevelopment property.
CMBS Investments - Investments in commercial mortgage-backed securities.
Commenced Occupancy - The percentage of square footage for which lease terms have commenced. For GAAP purposes revenue may not yet be recognized for certain commenced leases.
Consolidated securitization vehicle - CMBS securitization trusts for which the terms of our investment and special servicing assignment give us the ability to direct the activities that could significantly impact the trust's economic performance
Debt service coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by total interest and principal payments.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) - EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by Nareit, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the Nareit definition, or that interpret the Nareit definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of Nareit in September 2017 defines EBITDAre as net income (loss) (computed in accordance with GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
Economic Occupancy - The percentage of square footage for which revenue is being recognized for GAAP purposes.
First generation TIs and LCs - Tenant improvements (TIs), leasing commissions (LCs), and other leasing costs which are generally incurred during the first 4-5 years following acquisition of a property.
Fixed charge - Total payments for interest, loan principal amortization, ground rent and preferred stock dividends.
Fixed charge coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by Fixed Charge. The calculation of fixed charge coverage for purposes of our credit facility covenants is governed by the terms of the credit facility.

Funds Available for Distribution (FAD) - FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and pro-rata adjustments for these items from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second generation tenant improvement and leasing costs, and recurring capital expenditures.
Funds from Operations (FFO) - FFO is a widely recognized non-GAAP financial measure of REIT performance. The Company computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or Nareit, which may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the Nareit definition, or that interpret the Nareit definition differently than the Company does. The revised White Paper on FFO approved by the Board of Governors of Nareit in April 2002, and subsequently amended in December 2018, defines FFO as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), excluding gains (or losses) from sales of properties, and real estate related impairment charges, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.
Junior Mortgage Participations - Subordinate interests in first mortgages.
Leased Occupancy - The percentage of square footage leased under executed leases as of the reporting date, regardless of whether the leases have commenced or the tenants have taken possession.
Mezzanine Debt - Loans secured by ownership interests in real estate.
Net Operating Income (NOI) and Cash NOI - NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.
Preferred Equity Investments - Equity investments that are senior to common equity and are entitled to preferential returns.
Recurring capital expenditures - Building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include building improvements that are incurred to bring a property up to “operating standards.”
Redevelopment costs - Non-recurring capital expenditures incurred to improve properties to the Company’s operating standards.
Rentable Square Footage - The total space designated as rentable under the in-place lease agreements and vacant rentable space available to be leased.
Right of Use Assets / Lease Liabilities - Represents the right to control the use of leased property and the corresponding obligation, both measured at inception as the present value of the lease payments. The asset and related liability are classified as either operating or financing based on the length and cost of the lease and whether the lease contains a purchase option or a transfer of ownership. Operating leases are expensed through operating lease rent while financing leases are expensed through amortization and interest expense.

Supplemental Information	4	Fourth Quarter 2025

DEFINITIONS

Same-Store Properties (Same-Store) - Properties in service and operating during both the current and prior year reporting periods. Same-Store excludes development and redevelopment properties that are not stabilized for both the current and prior year and excludes properties sold. Changes to Same-Store properties in 2025 are as follows:

Added to Same-Store in 2025:	Removed from Same-Store in 2025:
7 Dey Street	85 Fifth Avenue (disposed)
760 Madison Avenue - Retail
15 Beekman Street
245 Park Avenue
Second generation TIs and LCs - Tenant improvements, leasing commissions, and other leasing costs that do not meet the definition of first generation TIs and LCs.
SLG Interest - 'SLG Share' or 'Share of JV' is computed by multiplying the referenced line item by the Company's percentage ownership or economic interest in the respective joint ventures and may not accurately depict the legal and/or economic implications of holding a non-controlling interest in the respective joint ventures.
Total square feet owned - The total square footage of properties either wholly owned by the Company or in which the Company has a joint venture interest.

Supplemental Information	5	Fourth Quarter 2025

FOURTH QUARTER 2025 HIGHLIGHTS Unaudited

NEW YORK, January 28, 2026 - SL Green Realty Corp. (the "Company") (NYSE: SLG) today reported a net loss attributable to common stockholders for the quarter ended December 31, 2025 of $104.6 million, or $1.49 per share, as compared to a net income of $9.4 million, or $0.13 per share, for the same period in 2024.
The Company reported a net loss attributable to common stockholders for the year ended December 31, 2025 of $111.9 million, or $1.61 per share as compared to net income of $7.1 million, or $0.08 per share for the same period in 2024.
The Company reported FFO for the quarter ended December 31, 2025 of $86.2 million or $1.13 per share. The Company reported FFO of $131.9 million, or $1.81 per share, for the same period in 2024, which included $26.0 million, or $0.36 per share, of gains on discounted debt extinguishments and $7.7 million, or $0.10 per share, of positive non-cash fair value adjustments on mark-to-market derivatives.
The Company reported FFO for the year ended December 31, 2025 of $437.7 million or $5.72 per share, inclusive of $57.2 million, or $0.75 per share, of net gain on discounted debt extinguishment at 1552-1560 Broadway, and net of $14.5 million, or $0.19 per share, of investment reserves, $13.9 million, or $0.18 per share of transaction costs primarily attributable to the Company's pursuit of a casino license, and $3.8 million, or $0.05 per share, of negative non-cash fair value adjustments on mark-to-market derivatives. The Company reported FFO of $569.8 million, or $8.11 per share, for the same period in 2024, which included $216.1 million, or $3.08 per share, of gains on discounted debt extinguishments and $5.3 million, or $0.07 per share, of positive non-cash fair value adjustments on mark-to-market derivatives.
All per share amounts are presented on a diluted basis.
Operating and Leasing Activity
Same-store cash NOI, including the Company's share of same-store cash NOI from unconsolidated joint ventures, decreased by 3.4% for the fourth quarter of 2025 and 2.0% for the year ended December 31, 2025, excluding lease termination income, as compared to the same period in 2024.
During the fourth quarter of 2025, the Company signed 56 office leases in its Manhattan office portfolio totaling 766,783 square feet. The average rent on the Manhattan office leases signed in the fourth quarter of 2025 was $98.26 per rentable square foot with an average lease term of 8.5 years and average tenant concessions of 8.8 months of free rent with a tenant improvement allowance of $97.54 per rentable square foot. Thirty-six leases comprising 462,805 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $91.74 per rentable square foot, representing a 6.4% increase over the previous fully escalated rents on the same office spaces.
During the year ended December 31, 2025, the Company signed 199 office leases in its Manhattan office portfolio totaling 2,568,551 square feet. The average rent on the Manhattan office leases signed in 2025 was $91.77 per rentable square foot with an average lease term of 8.8 years and average tenant concessions of 8.6 months of free rent with a tenant improvement allowance of $93.62 per rentable square foot. One hundred twenty-nine leases comprising 1,452,438 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $90.04 per rentable square foot, representing a 1.2% increase over the previous fully escalated rents on the same office spaces.
Occupancy in the Company's Manhattan same-store office portfolio increased to 93.0% as of December 31, 2025, inclusive of leases signed but not yet commenced, as compared to 92.4% as of September 30, 2025 and 92.5% as of December 31, 2024.
Significant leasing activity in the fourth quarter includes:
•New expansion lease with a financial services company for 92,663 square feet at One Madison Avenue;
•New lease with Moroccan Oil for 68,965 square feet at 1185 Avenue of the Americas;
•Early renewal and new expansion lease with Wells Fargo Clearing Services, Inc. for 49,865 square feet at 280 Park Avenue;
•New lease with Groombridge, Wu, Baughman & Stone LLP for 42,866 square feet at 1185 Avenue of the Americas;

Supplemental Information	6	Fourth Quarter 2025

FOURTH QUARTER 2025 HIGHLIGHTS Unaudited

•New expansion lease with Elliot Management Corporation for 39,850 square feet at 280 Park Avenue;
•New expansion lease with Ares Management LLC for 38,358 square feet at 245 Park Avenue;
•New lease with Cliffwater LLC for 37,987 square feet at 245 Park Avenue;
•New expansion lease with Houlihan Lokey Inc. for 37,224 square feet at 245 Park Avenue.
Investment Activity
In January 2026, the Company closed on the purchase of Park Avenue Tower, located at 65 East 55th Street, for $730.0 million, fortifying the Company's substantial presence on Park Avenue. The acquisition was financed with a new, five-year, fixed rate $480.0 million mortgage that carries a stated coupon of 5.30%, which the Company hedged to an effective rate of 5.25%.
In December, the Company closed on the sale of a 49.0% joint venture interest in 100 Park Avenue for a gross asset valuation of $425.0 million. The transaction generated cash proceeds to the Company of $34.9 million.
In October, the Company closed on the acquisition of our joint venture partners' combined 39.5% interest in 800 Third Avenue for total consideration of $5.1 million.
In October, the Company closed on the purchase of 346 Madison Avenue and the adjacent site at 11 East 44th Street for $160.0 million, providing the Company the opportunity to pursue a world-class, ground-up new office development.
Financing Activity
In December, the Company closed on a modification and extension of the mortgage on 100 Park Avenue. The modification extended the final maturity date to January 2029, inclusive of all available extension options, at a floating rate of 2.42% over Term SOFR, which the Company hedged to a fixed rate of 5.73% through the initial maturity date in January 2028.
In October, the Company closed on a modification and extension of the mortgage on 800 Third Avenue. The modification extended the final maturity date to February 2031, inclusive of all available extension options. The floating rate was maintained at 1.70% over Term SOFR, which the Company hedged to a fixed rate of 5.03% from February 2026 through the initial maturity date in February 2029.
Special Servicing and Asset Management Activity
The Company's special servicing business increased by $0.7 billion in active assignments, which now totals $8.4 billion, with an additional $9.9 billion for which the Company has been designated as special servicer on assets that are not currently in active special servicing.
Dividends
In the fourth quarter of 2025, the Company declared:
•Two monthly ordinary dividends on its outstanding common stock of $0.2575 per share, which were paid in cash on November 17 and December 15, 2025;
•A quarterly dividend on its outstanding 6.50% Series I Cumulative Redeemable Preferred Stock of $0.40625 per share for the period October 15, 2025 through and including January 14, 2026, which was paid in cash on January 15, 2026, and is the equivalent of an annualized dividend of $1.625 per share.
On December 5, 2025, the Company announced a modification to its dividend policy. Beginning in fiscal year 2026, ordinary dividends will be declared and paid quarterly rather than monthly. The ordinary dividend will continue to be paid in cash.
Conference Call and Audio Webcast
The Company's executive management team, led by Marc Holliday, Chairman and Chief Executive Officer, will host a conference call and audio webcast on Thursday, January 29, 2026, at 2:00 p.m. ET to discuss the financial results.
Supplemental data will be available prior to the quarterly conference call in the Investors section of the SL Green Realty Corp. website at www.slgreen.com under “Financial Reports.”
The live conference call will be webcast in listen-only mode and a replay will be available in the Investors section of the SL Green Realty Corp. website at www.slgreen.com under “Presentations & Webcasts.”
Research analysts who wish to participate in the conference call must first register at https://register-conf.media-server.com/register/BIdf54cb0f07f14525b86bd3b1dcc871fd.

Supplemental Information	7	Fourth Quarter 2025

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024

Earnings Per Share
Net (loss) income available to common stockholders (EPS) - diluted	$(1.49)	$0.34	$(0.16)	$(0.30)	$0.13
Funds from operations (FFO) available to common stockholders - diluted	$1.13	$1.58	$1.63	$1.40	$1.81

Common Share Price & Dividends
Closing price at the end of the period	$45.87	$59.81	$61.90	$57.70	$67.92
Closing high price during period	$60.52	$65.67	$65.94	$68.38	$81.13
Closing low price during period	$41.53	$52.04	$47.90	$55.58	$66.24
Annual dividend per common share	$3.09	$3.09	$3.09	$3.09	$3.09

FFO dividend payout ratio (trailing 12 months)	53.8%	47.9%	51.1%	47.4%	37.3%
Funds available for distribution (FAD) dividend payout ratio (trailing 12 months)	99.5%	92.1%	95.0%	75.6%	52.3%

Common Shares & Units
Common shares outstanding	71,159	71,028	71,025	71,016	71,097
Units outstanding	4,878	4,850	4,853	5,010	4,510
Total common shares and units outstanding	76,037	75,878	75,878	76,026	75,607

Weighted average common shares and units outstanding - basic	74,331	74,318	74,455	74,527	70,654
Weighted average common shares and units outstanding - diluted	76,594	76,428	76,278	76,333	72,915

Market Capitalization
Market value of common equity	$3,487,817	$4,538,263	$4,696,848	$4,386,700	$5,135,227
Liquidation value of preferred equity/units and redeemable equity	429,271	424,393	425,141	426,016	426,064
Consolidated debt	4,044,499	4,028,382	3,753,402	3,876,727	3,621,024
Consolidated market capitalization	$7,961,587	$8,991,038	$8,875,391	$8,689,443	$9,182,315
SLG share of unconsolidated JV debt	5,897,198	5,805,174	6,043,432	6,033,918	6,027,862
Market capitalization including SLG share of unconsolidated JVs	$13,858,785	$14,796,212	$14,918,823	$14,723,361	$15,210,177

Debt service coverage, including SLG share of unconsolidated JVs (trailing 12 months)	1.81x	1.86x	1.85x	1.83x	1.91x
Fixed charge coverage, including SLG share of unconsolidated JVs (trailing 12 months)	1.65x	1.69x	1.67x	1.66x	1.74x

Supplemental Information	8	Fourth Quarter 2025

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024

Selected Balance Sheet Data
Real estate assets before depreciation	$7,159,632	$7,135,236	$6,731,336	$6,678,906	$6,607,741
Debt and preferred equity investments	168,358	171,412	315,684	318,189	303,726
Investments in unconsolidated joint ventures	2,624,755	2,627,443	2,701,382	2,712,582	2,690,138
Debt fund investments	152,958	73,402	41,356	—	—
Cash and cash equivalents	155,747	187,039	182,912	180,133	184,294
Investment in marketable securities	23,666	16,099	17,151	12,295	22,812

Total assets	11,082,607	11,144,137	11,252,329	11,410,623	10,470,099

Consolidated fixed rate & hedged debt	3,678,450	3,603,866	3,367,249	3,367,361	3,257,474
Consolidated variable rate debt	366,049	424,516	386,153	509,366	363,550
Total consolidated debt	4,044,499	4,028,382	3,753,402	3,876,727	3,621,024
Deferred financing costs, net of amortization	(13,063)	(13,632)	(13,788)	(15,275)	(14,242)
Total consolidated debt, net	4,031,436	4,014,750	3,739,614	3,861,452	3,606,782

Total liabilities	6,729,517	6,742,640	6,889,934	6,972,478	5,915,143

Fixed rate & hedged debt, including SLG share of unconsolidated JV debt	9,092,996	8,930,609	8,836,884	8,827,482	8,711,539
Variable rate debt, including SLG share of unconsolidated JV debt (1)	370,270	424,516	386,153	509,366	363,550
ASP debt, including SLG share of unconsolidated ASP JV debt	478,431	478,431	573,797	573,797	573,797
Total debt, including SLG share of unconsolidated JV debt	$9,941,697	$9,833,556	$9,796,834	$9,910,645	$9,648,886

(1) Does not reflect floating rate debt and preferred equity investments that provide a hedge against floating rate debt.

Supplemental Information	9	Fourth Quarter 2025

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024
Selected Operating Data
Property operating revenues	$183,313	$168,536	$165,237	$163,019	$156,930
Property operating expenses	(109,794)	(101,406)	(94,960)	(99,385)	(89,129)
Property NOI	$73,519	$67,130	$70,277	$63,634	$67,801
SLG share of unconsolidated JV Property NOI	119,852	124,381	119,115	113,876	118,072
Property NOI, including SLG share of unconsolidated JV Property NOI	$193,371	$191,511	$189,392	$177,510	$185,873
SUMMIT Operator revenue	35,920	32,883	31,007	22,534	38,571
Investment income, including SLG share of unconsolidated JVs	2,994	8,319	11,398	21,032	10,463
Income (loss) from debt fund investments, net	(3,222)	1,176	600	—	—
Interest income from real estate loans held by consolidated securitization vehicles, net	—	—	32	2,009	2,905
Other income, including SLG share of unconsolidated JVs	46,301	33,471	22,977	23,518	31,805
Gain on early extinguishment of debt, including SLG share of unconsolidated JVs	—	57,187	—	—	25,985
SUMMIT Operator expenses	(33,794)	(35,959)	(24,847)	(21,764)	(28,792)
Loan loss and other investment reserves, net of recoveries	—	—	46,287	25,039	—
Transaction costs, including SLG share of unconsolidated JVs	(341)	(13,129)	(177)	(295)	(138)
Marketing general & administrative expenses	(22,306)	(23,701)	(21,579)	(21,724)	(22,827)
Income taxes, including SLG share of unconsolidated JVs	2,305	137	1,296	653	2,324
EBITDAre	$221,228	$251,895	$256,386	$228,512	$246,169

Manhattan Properties
Property operating revenues	$178,189	$164,342	$160,095	$158,037	$151,614
Property operating expenses	98,034	88,987	82,287	87,410	77,371
Property NOI	$80,155	$75,355	$77,808	$70,627	$74,243

Other income - consolidated	$2,610	$1,665	$2,013	$5,551	$4,157

SLG share of property NOI from unconsolidated JVs	$127,442	$124,737	$118,869	$113,627	$117,958

Office Portfolio Statistics (Manhattan Operating Properties)
Consolidated office buildings in service	16	16	16	16	15
Unconsolidated office buildings in service	10	10	10	9	9
	26	26	26	25	24

Consolidated office buildings in service - square footage	9,480,852	9,788,852	9,788,852	9,788,852	9,587,441
Unconsolidated office buildings in service - square footage	13,868,633	13,560,633	13,560,633	12,175,149	12,175,149
	23,349,485	23,349,485	23,349,485	21,964,001	21,762,590

Supplemental Information	10	Fourth Quarter 2025

OFFICE LEASING STATISTICS Manhattan Operating Properties

	As of or for the three months ended
	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024

Signed Leasing

Same-Store office occupancy inclusive of leases signed not yet commenced	93.0%	92.4%	91.5%	91.9%	92.5%

New leases signed	44	34	29	35	38
Renewal leases signed	12	18	17	10	10
Total office leases signed	56	52	46	45	48

Signed office square footage filling vacancy	303,978	338,686	232,475	240,974	663,370
Signed office square footage on previously occupied space (M-T-M leasing) (1)	462,805	319,256	309,246	361,131	1,126,626
Total office square footage signed	766,783	657,942	541,721	602,105	1,789,996

Average starting cash rent psf - office leases signed	$91.74	$90.65	$95.93	$82.29	$76.24
Previous escalated cash rent psf - office leases signed (2)	$86.22	$93.13	$93.65	$84.89	$69.97
Increase (decrease) in new cash rent over previously escalated cash rent (1) (2)	6.4%	(2.7)%	2.4%	(3.1)%	9.0%
Average lease term	8.5	8.9	7.8	9.8	10.6
Tenant concession packages psf	$97.54	$99.09	$78.81	$94.35	$116.36
Free rent months	8.8	9.1	6.3	9.4	12.5

Commenced Leasing

Same-Store office occupancy based on commenced leases	90.6%	90.9%	89.2%	88.6%	88.0%

New leases commenced	29	33	34	27	24
Renewal leases commenced	12	18	16	9	10
Total office leases commenced	41	51	50	36	34

Commenced office square footage filling vacancy	146,707	390,460	372,611	388,305	133,978
Commenced office square footage on previously occupied space (M-T-M leasing) (1)	244,368	384,800	334,144	283,236	1,015,833
Total office square footage commenced	391,075	775,260	706,755	671,541	1,149,811

Average starting cash rent psf - office leases commenced	$84.32	$95.42	$79.27	$84.80	$80.72
Previous escalated cash rent psf - office leases commenced (2)	$83.28	$90.77	$88.68	$88.34	$71.18
Increase (decrease) in new cash rent over previously escalated cash rent (1) (2)	1.3%	5.1%	(10.6)%	(4.0)%	13.4%
Average lease term	5.7	10.5	10.1	9.1	10.5
Tenant concession packages psf	$49.69	$108.39	$111.53	$109.37	$102.30
Free rent months	4.2	9.1	11.4	9.5	11.8

(1) Calculated on space that was occupied within the previous 12 months.
(2) Previously escalated cash rent includes base rent plus all additional amounts paid by the previous tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.

Supplemental Information	11	Fourth Quarter 2025

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024
Assets
Commercial real estate properties, at cost:
Land and land interests	$1,699,215	$1,627,895	$1,448,504	$1,450,892	$1,357,041
Building and improvements	4,012,305	4,082,434	3,867,078	3,828,638	3,862,224
Building leasehold and improvements	1,448,112	1,424,907	1,415,754	1,399,376	1,388,476
	7,159,632	7,135,236	6,731,336	6,678,906	6,607,741
Less: accumulated depreciation	(2,306,377)	(2,266,042)	(2,220,242)	(2,174,667)	(2,126,081)
Net real estate	4,853,255	4,869,194	4,511,094	4,504,239	4,481,660

Other real estate investments:
Debt and preferred equity investments, net	168,358	171,412	315,684	318,189	303,726
Investment in unconsolidated joint ventures	2,624,755	2,627,443	2,701,382	2,712,582	2,690,138
Debt fund investments	152,958	73,402	41,356	—	—

Cash and cash equivalents	155,747	187,039	182,912	180,133	184,294
Restricted cash	180,748	170,004	159,905	156,895	147,344
Investment in marketable securities	23,666	16,099	17,151	12,295	22,812
Tenant and other receivables	45,524	136,787	44,444	48,074	44,055
Related party receivables	16,293	15,287	12,030	18,630	26,865
Deferred rents receivable	266,678	268,770	267,046	264,982	266,428
Deferred costs, net	129,019	117,054	117,964	114,317	117,132
Right-of-use assets - operating leases	864,430	869,929	875,379	860,449	865,639
Real estate loans held by consolidated securitization vehicles	1,023,877	1,013,273	1,431,362	1,599,291	709,095
Other assets	577,299	608,444	574,620	620,547	610,911

Total Assets	$11,082,607	$11,144,137	$11,252,329	$11,410,623	$10,470,099

Supplemental Information	12	Fourth Quarter 2025

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024
Liabilities
Mortgages and other loans payable	$2,154,499	$2,288,382	$2,043,402	$2,036,727	$1,951,024
Unsecured term loans	1,150,000	1,150,000	1,150,000	1,150,000	1,150,000
Unsecured notes	—	100,000	100,000	100,000	100,000
Revolving credit facility	640,000	390,000	360,000	490,000	320,000
Deferred financing costs	(13,063)	(13,632)	(13,788)	(15,275)	(14,242)
Total debt, net of deferred financing costs	3,931,436	3,914,750	3,639,614	3,761,452	3,506,782
Accrued interest payable	15,221	17,803	16,066	18,473	16,527
Accounts payable and accrued expenses	134,621	140,232	130,656	123,256	122,674
Deferred revenue	147,419	164,132	158,111	166,240	164,887
Lease liability - financing leases	108,183	107,846	107,513	107,183	106,853
Lease liability - operating leases	805,192	809,665	814,088	806,669	810,989
Dividends and distributions payable	2,536	21,942	22,150	21,978	21,816
Security deposits	68,276	65,356	60,825	62,210	60,331
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Senior obligations of consolidated securitization vehicles	1,023,877	1,013,273	1,431,362	1,409,185	590,131
Other liabilities	392,756	387,641	409,549	395,832	414,153
Total Liabilities	6,729,517	6,742,640	6,889,934	6,972,478	5,915,143

Noncontrolling interests in Operating Partnership
(4,878 units outstanding at 12/31/2025)	241,371	280,873	287,151	288,702	288,941
Preferred units and redeemable equity	199,271	194,392	195,141	196,016	196,064

Equity
SL Green stockholders' equity:
Series I Preferred Stock	221,932	221,932	221,932	221,932	221,932
Common stock, $0.01 par value, 160,000 shares authorized, 71,159
issued and outstanding at 12/31/2025	711	710	710	710	711
Additional paid–in capital	4,212,590	4,205,443	4,198,303	4,156,242	4,159,562
Accumulated other comprehensive earnings (loss)	(22,198)	(19,784)	(16,324)	(4,842)	18,196
Retained deficit	(741,880)	(634,653)	(613,117)	(537,585)	(449,101)
Total SL Green Realty Corp. stockholders' equity	3,671,155	3,773,648	3,791,504	3,836,457	3,951,300

Noncontrolling interests in other partnerships	241,293	152,584	88,599	116,970	118,651

Total Equity	3,912,448	3,926,232	3,880,103	3,953,427	4,069,951

Total Liabilities and Equity	$11,082,607	$11,144,137	$11,252,329	$11,410,623	$10,470,099

Supplemental Information	13	Fourth Quarter 2025

COMPARATIVE STATEMENT OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended			Twelve Months Ended
	December 31,	December 31,	September 30,	December 31,	December 31,
	2025	2024	2025	2025	2024
Revenues
Rental revenue, net	$159,816	$139,613	$149,672	$601,541	$542,995
Escalation and reimbursement revenues	23,497	17,317	18,864	78,564	63,004
SUMMIT Operator revenue	35,920	38,571	32,883	122,344	133,214
Investment income	2,568	5,415	4,356	29,377	24,353
Interest income from real estate loans held by consolidated securitization vehicles	14,866	14,209	10,838	62,734	18,980
Other income	39,800	30,754	28,204	108,486	103,726
Total Revenues	276,467	245,879	244,817	1,003,046	886,272

Gain on early extinguishment of debt	—	25,985	—	—	43,762

Expenses
Operating expenses (1)	61,259	50,150	57,673	226,099	189,598
Real estate taxes	42,429	33,692	37,627	155,023	128,187
Operating lease rent	6,106	5,287	6,106	24,423	24,423
SUMMIT Operator expenses	33,794	28,792	35,959	116,364	111,739
Loan loss and other investment reserves, net of recoveries	—	—	—	(71,326)	—
Transaction related costs	341	138	13,129	13,942	401
Marketing, general and administrative	22,306	22,827	23,701	89,310	85,187
Total Operating Expenses	166,235	140,886	174,195	553,835	539,535

Equity in net income (loss) from unconsolidated joint ventures (2)	(12,439)	(16,562)	(9,287)	(41,551)	83,495
(Loss) income from debt fund investments, net (3)	(3,222)	—	1,176	(1,446)	—

Operating Income	94,571	114,416	62,511	406,214	473,994

Interest expense, net of interest income	49,422	38,153	47,235	187,656	147,220
Amortization of deferred financing costs	1,901	1,734	1,724	7,054	6,619
SUMMIT Operator tax expense	478	1,949	1,279	3,259	730
Interest expense on senior obligations of consolidated securitization vehicles	14,866	11,304	10,838	60,693	14,634
Depreciation and amortization	67,839	53,436	63,216	255,713	207,443
(Loss) Income from Continuing Operations (4)	(39,935)	7,840	(61,781)	(108,161)	97,348

Gain on sale of marketable securities	—	—	—	10,232	—
Equity in net gain on sale of interest in unconsolidated joint venture/real estate	1,142	189,138	86,872	86,068	208,144
Purchase price and other fair value adjustments	(28,143)	125,287	11,138	(36,233)	88,966
(Loss) gain on sale of real estate, net	(426)	(1,705)	(1,068)	(2,143)	3,025
Depreciable real estate reserves	(23,546)	(38,232)	—	(32,092)	(104,071)
Depreciable real estate reserves in unconsolidated joint venture	(12,812)	(263,190)	—	(14,592)	(263,190)
Net (Loss) Income	(103,720)	19,138	35,161	(96,921)	30,222

Net loss (income) attributable to noncontrolling interests	5,062	(3,885)	(4,395)	8,644	431
Preferred units distributions	(2,172)	(2,158)	(2,154)	(8,633)	(8,643)
Net (Loss) Income attributable to SL Green	(100,830)	13,095	28,612	(96,910)	22,010

Perpetual preferred stock dividends	(3,737)	(3,737)	(3,738)	(14,950)	(14,950)
Net (Loss) Income attributable to SL Green common stockholders	$(104,567)	$9,358	$24,874	$(111,860)	$7,060

Basic (loss) earnings per share	$(1.49)	$0.13	$0.35	$(1.61)	$0.08
Diluted (loss) earnings per share	$(1.49)	$0.13	$0.34	$(1.61)	$0.08

(1) Includes property operating expenses and expenses of SL Green Management Corp., Emerge 212, Belmont Insurance Company and Ticonderoga Insurance Company.
(2) Excludes Depreciable real estate reserves in unconsolidated joint venture.
(3) Includes interest income and realized/unrealized gains/losses from fund investments, net of expenses. Excludes fees recognized by the fund's manager, which are included in Other income.
(4) Before equity in net gain, purchase price and other fair value adjustments, (loss) gain on sale and depreciable real estate reserves, and gain on sale of marketable securities shown below.

Supplemental Information	14	Fourth Quarter 2025

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended			Twelve Months Ended
	December 31,	December 31,	September 30,	December 31,	December 31,
	2025	2024	2025	2025	2024
Funds from Operations
Net (Loss) Income attributable to SL Green common stockholders	$(104,567)	$9,358	$24,874	$(111,860)	$7,060

Depreciation and amortization	67,839	53,436	63,216	255,713	207,443
Joint ventures depreciation and noncontrolling interests adjustments	65,677	69,636	124,984	312,025	287,671
Net (loss) income attributable to noncontrolling interests	(5,062)	3,885	4,395	(8,644)	(431)
Equity in net gain on sale of interest in unconsolidated joint venture/real estate	(1,142)	(189,138)	(86,872)	(86,068)	(208,144)
Purchase price and other fair value adjustments	28,226	(117,195)	(9,652)	33,517	(83,430)
Loss (gain) on sale of real estate, net	426	1,705	1,068	2,143	(3,025)
Depreciable real estate reserves	23,546	38,232	—	32,092	104,071
Depreciable real estate reserves in unconsolidated joint venture	12,812	263,190	—	14,592	263,190
Depreciation on non-rental real estate assets	(1,526)	(1,226)	(1,628)	(5,838)	(4,583)
Funds From Operations	$86,229	$131,883	$120,385	$437,672	$569,822

Funds From Operations - Basic per Share	$1.16	$1.87	$1.62	$5.88	$8.29

Funds From Operations - Diluted per Share	$1.13	$1.81	$1.58	$5.72	$8.11

Funds Available for Distribution
FFO	$86,229	$131,883	$120,385	$437,672	$569,822

Non real estate depreciation and amortization	1,526	1,226	1,628	5,838	4,583
Amortization of deferred financing costs	1,901	1,734	1,724	7,054	6,619
Non-cash deferred compensation	19,394	15,936	10,927	51,376	45,562
FAD adjustment for joint ventures	(21,662)	(60,733)	(27,723)	(100,568)	(101,240)
Straight-line rental income and other non-cash adjustments	(2,194)	129	50	661	659
Non-cash fair value adjustments on mark-to-market derivatives	(83)	(8,092)	(369)	3,834	(5,537)
Second cycle tenant improvements	(32,522)	(21,826)	(21,318)	(105,434)	(72,011)
Second cycle leasing commissions	(9,926)	(8,545)	(3,835)	(26,558)	(20,115)
Recurring capital expenditures	(17,971)	(11,188)	(5,980)	(36,632)	(23,509)
Reported Funds Available for Distribution	$24,692	$40,524	$75,489	$237,243	$404,833

First cycle tenant improvements	$1,663	$285	$467	$2,952	$2,313
First cycle leasing commissions	$1,591	$2,686	$552	$3,077	$2,737
Development costs	$10,281	$9,904	$6,631	$36,380	$49,765
Redevelopment costs	$4,822	$2,800	$8,475	$21,130	$8,489
Capitalized interest	$8,244	$8,922	$6,842	28,192	$50,148

Supplemental Information	15	Fourth Quarter 2025

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

							Accumulated
	Series I						Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Deficit	Interests	Loss	Total

Balance at December 31, 2024	$221,932	$711	$4,159,562	$—	$(449,101)	$118,651	$18,196	$4,069,951

Net loss					(96,910)	(971)		(97,881)
Acquisition of subsidiary interest from noncontrolling interest			36,023			(51,654)		(15,631)
Other comprehensive loss - net unrealized loss on derivative instruments							(30,266)	(30,266)
Other comprehensive loss - SLG share of unconsolidated joint venture net unrealized loss on derivative instruments							(10,716)	(10,716)
Other comprehensive income - net unrealized gain on marketable securities							588	588
Perpetual preferred stock dividends					(14,950)			(14,950)
DRSPP proceeds		—	251					251
Measurement adjustment for redeemable noncontrolling interest					18,863			18,863
Deferred compensation plan and stock awards, net of forfeitures and tax withholdings		—	17,848			698		18,546
Proceeds from issuance of common stock		—	(1,094)					(1,094)
Repurchases of common stock		—	—	—	—			—
Contributions to consolidated joint venture interests						4,757		4,757
Contributions to debt fund investments						194,292		194,292
Cash distributions to noncontrolling interests						(3,126)		(3,126)
Distributions from debt fund investments						(21,354)		(21,354)
Cash distributions ($3.09 per common share, none of which represented a return of capital for federal income tax purposes)					(199,782)			(199,782)

Balance at December 31, 2025	$221,932	$711	$4,212,590	$—	$(741,880)	$241,293	$(22,198)	$3,912,448

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Contingently Issuable Shares	Diluted Shares

Share Count at December 31, 2024	71,096,743	4,509,953	—	—	75,606,696

YTD share activity	61,787	367,938	—	—	429,725
Share Count at December 31, 2025	71,158,530	4,877,891	—	—	76,036,421

Weighted Average Share Count at December 31, 2025 - Basic	70,442,667	3,964,205	—	—	74,406,872

Dilution	—	—	1,486,002	574,560	2,060,562
Weighted Average Share Count at December 31, 2025 - Diluted	70,442,667	3,964,205	1,486,002	574,560	76,467,434

Supplemental Information	16	Fourth Quarter 2025

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	As of
	December 31, 2025		September 30, 2025		June 30, 2025

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Assets
Commercial real estate properties, at cost:
Land and land interests	$4,302,573	$2,057,636	$4,137,556	$1,978,678	$4,137,556	$2,006,502
Building and improvements	13,507,121	6,373,604	13,535,671	6,423,255	13,448,889	6,515,711
Building leasehold and improvements	283,579	189,850	281,413	187,793	279,168	185,660
	18,093,273	8,621,090	17,954,640	8,589,726	17,865,613	8,707,873
Less: accumulated depreciation	(2,659,031)	(1,355,798)	(2,702,777)	(1,394,565)	(2,608,565)	(1,363,418)
Net real estate	15,434,242	7,265,292	15,251,863	7,195,161	15,257,048	7,344,455

Other real estate investments:
Debt and preferred equity investments, net	247,964	12,400	239,441	119,718	231,514	210,509

Cash and cash equivalents	295,847	124,021	246,097	94,571	267,706	111,927
Restricted cash	351,566	182,893	355,651	185,257	301,336	161,109
Tenant and other receivables	58,588	36,256	39,889	26,184	32,304	19,556
Deferred rents receivable	712,535	356,519	695,615	351,082	670,118	351,307
Deferred costs, net	402,783	193,650	394,218	191,250	381,669	192,193
Right-of-use assets - financing leases	741,693	518,403	744,203	520,033	723,370	510,202
Right-of-use assets - operating leases	82,395	43,436	83,979	44,378	184,213	94,644
Other assets	1,282,576	594,434	1,217,177	561,239	1,257,290	583,482

Total Assets	$19,610,189	$9,327,304	$19,268,133	$9,288,873	$19,306,568	$9,579,384

Liabilities and Equity
Mortgage and other loans payable, net of deferred financing costs of $100,882 at 12/31/2025, of which $50,476 is SLG share	$12,378,150	$5,846,722	$12,145,070	$5,753,383	$12,318,975	$5,999,785
Accrued interest payable	62,978	24,356	57,281	22,642	79,380	35,216
Accounts payable and accrued expenses	283,909	157,467	246,095	131,572	227,238	125,167
Deferred revenue	852,035	383,414	879,137	398,071	897,575	404,613
Lease liability - financing leases	812,881	555,399	813,101	556,224	789,989	545,622
Lease liability - operating leases	96,107	49,233	97,060	49,779	211,493	107,066
Security deposits	48,190	20,383	45,429	19,903	42,441	18,995
Other liabilities	89,722	45,366	85,956	44,399	73,527	39,974
Equity	4,986,217	2,244,964	4,899,004	2,312,900	4,665,950	2,302,946

Total Liabilities and Equity	$19,610,189	$9,327,304	$19,268,133	$9,288,873	$19,306,568	$9,579,384

Supplemental Information	17	Fourth Quarter 2025

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Three Months Ended
	December 31, 2025		December 31, 2024		September 30, 2025

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$313,352	$159,254	$304,267	$157,190	$324,877	$167,923
Escalation and reimbursement revenues	66,475	34,908	64,234	35,069	61,497	33,662
Investment income	8,523	426	5,865	5,048	7,927	3,963
Other income	13,581	6,501	2,798	1,051	11,335	5,267
Total Revenues	401,931	201,089	377,164	198,358	405,636	210,815

Gain on early extinguishment of debt	—	—	—	—	129,068	57,187

Expenses
Operating expenses	68,389	34,697	66,971	34,568	72,142	37,755
Real estate taxes	74,624	37,957	74,723	37,826	71,117	37,794
Operating lease rent	2,995	1,656	7,217	1,793	(3,065)	1,655
Loan loss and other investment reserves, net of recoveries	—	—	—	—	—	—
Transaction related costs	—	—	—	—	—	—
Total Operating Expenses	146,008	74,310	148,911	74,187	140,194	77,204

Operating Income	255,923	126,779	228,253	124,171	394,510	190,798

Interest expense, net of interest income	137,444	68,827	140,031	67,099	111,539	67,628
Amortization of deferred financing costs	11,365	5,882	6,571	3,459	6,693	3,558
Depreciation and amortization	126,599	64,654	130,961	67,046	128,565	66,616
Net (Loss) Income	(19,485)	(12,584)	(49,310)	(13,433)	147,713	52,996

Real estate depreciation	126,597	64,654	130,959	67,046	128,564	66,615
FFO Contribution	$107,112	$52,070	$81,649	$53,613	$276,277	$119,611

FAD Adjustments:
Non real estate depreciation and amortization	$2	$—	$2	$—	$1	$1
Amortization of deferred financing costs	11,365	5,882	6,571	3,459	6,693	3,558
Straight-line rental income and other non-cash adjustments	(39,619)	(14,675)	(41,700)	(21,369)	(42,118)	(20,609)
Second cycle tenant improvements	(9,618)	(4,933)	(27,204)	(13,939)	(7,420)	(3,795)
Second cycle leasing commissions	(6,293)	(3,173)	(46,837)	(23,832)	(9,281)	(4,943)
Recurring capital expenditures	(5,618)	(4,763)	(10,159)	(5,052)	(3,480)	(1,935)
Total FAD Adjustments	$(49,781)	$(21,662)	$(119,327)	$(60,733)	$(55,605)	$(27,723)

First cycle tenant improvements	$14,177	$6,896	$2,215	$911	$18,111	$9,038
First cycle leasing commissions	$9,596	$4,763	$6,881	$3,446	$5,278	$2,270
Development costs	$15,221	$3,985	$112,422	$30,121	$28,630	$7,841
Redevelopment costs	$29,843	$14,802	$29,541	$14,151	$17,953	$8,858
Capitalized interest	$16,079	$7,212	$36,726	$15,407	$18,773	$9,031

Supplemental Information	18	Fourth Quarter 2025

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Twelve Months Ended
	December 31, 2025		December 31, 2024

	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$1,247,728	$638,702	$1,215,934	$635,019
Escalation and reimbursement revenues	249,587	134,389	242,451	136,302
Investment income	27,422	14,366	12,693	11,513
Other income	36,932	17,781	13,381	7,212
Total Revenues	1,561,669	805,238	1,484,459	790,046

Gain on early extinguishment of debt	129,068	57,187	233,704	172,369

Expenses
Operating expenses	271,743	139,959	259,558	135,821
Real estate taxes	288,903	149,285	297,520	152,437
Operating lease rent	12,453	6,623	33,207	7,808
Loan loss and other investment reserves, net of recoveries	15,980	14,531	—	—
Transaction related costs	—	—	—	—
Total Operating Expenses	589,079	310,398	590,285	296,066

Operating Income	1,101,658	552,027	1,127,878	666,349

Interest expense, net of interest income	508,215	263,710	573,148	276,852
Amortization of deferred financing costs	29,955	15,738	21,289	11,334
Depreciation and amortization	502,004	259,498	538,390	275,098
Net Income (Loss)	61,484	13,081	(4,949)	103,065

Real estate depreciation	501,999	259,496	538,378	275,091
FFO Contribution	$563,483	$272,577	$533,429	$378,156

FAD Adjustments:
Non real estate depreciation and amortization	$5	$2	$12	$7
Amortization of deferred financing costs	29,955	15,738	21,289	11,334
Straight-line rental income and other non-cash adjustments	(175,976)	(82,543)	(90,148)	(53,676)
Second cycle tenant improvements	(29,444)	(15,118)	(43,768)	(22,899)
Second cycle leasing commissions	(20,799)	(11,121)	(58,661)	(30,008)
Recurring capital expenditures	(9,754)	(7,526)	(12,421)	(5,998)
Total FAD Adjustments	$(206,013)	$(100,568)	$(183,697)	$(101,240)

First cycle tenant improvements	$42,737	$21,026	$12,388	$4,302
First cycle leasing commissions	$16,398	$7,476	$45,896	$22,347
Development costs	$78,091	$22,025	$229,299	$65,805
Redevelopment costs	$82,678	$40,549	$68,142	$28,449
Capitalized interest	$77,039	$35,503	$156,533	$58,675

Supplemental Information	19	Fourth Quarter 2025

SELECTED FINANCIAL DATA Net Operating Income(1) Unaudited (Dollars in Thousands)

	Three Months Ended			Twelve Months Ended
	December 31,	December 31,	September 30,	December 31,	December 31,
	2025	2024	2025	2025	2024

Net Operating Income (1)	$88,299	$91,459	$80,784	$320,732	$325,927
SLG share of NOI from unconsolidated JVs	119,635	117,761	129,798	482,794	471,403
NOI, including SLG share of unconsolidated JVs	207,934	209,220	210,582	803,526	797,330
Partners' share of NOI - consolidated JVs	(32)	(2,112)	(47)	(1,741)	(6,279)
NOI - SLG share	$207,902	$207,108	$210,535	$801,785	$791,051

NOI, including SLG share of unconsolidated JVs	$207,934	$209,220	$210,582	$803,526	$797,330
Free rent (net of amortization)	(7,856)	(4,687)	(3,660)	(24,884)	(7,653)
Straight-line revenue adjustment	(7,775)	(8,677)	(10,499)	(37,436)	(25,883)
Amortization of acquired above and below-market leases, net	(5,820)	(6,220)	(5,783)	(22,717)	(22,707)
Operating lease straight-line adjustment	605	(374)	597	2,271	2,328
Straight-line tenant credit loss	272	(1,004)	36	(185)	5,628
Cash NOI, including SLG share of unconsolidated JVs	187,360	188,258	191,273	720,575	749,043
Partners' share of cash NOI - consolidated JVs	(43)	(2,120)	6	(1,249)	(6,782)
Cash NOI - SLG share	$187,317	$186,138	$191,279	$719,326	$742,261

(1) Includes SL Green Management Corp. and Emerge 212. Excludes lease termination income.

NOI Summary by Portfolio (1) - SLG Share

	Three Months Ended		Twelve Months Ended
	December 31, 2025		December 31, 2025
	NOI	Cash NOI	NOI	Cash NOI

Manhattan Office	$176,880	$156,970	$694,263	$617,074
Development / Redevelopment	1,111	1,458	3,551	6,347
High Street Retail	5,488	5,118	21,998	18,640
Suburban	1,358	1,447	6,009	6,291
Residential	4,322	4,045	13,337	12,183
Total Operating and Development	189,159	169,038	739,158	660,535
Alternative Strategy Portfolio	12,039	11,348	51,260	46,516
Property Dispositions (2)	1	1	533	533
Other (3)	6,703	6,930	10,834	11,742
Total	$207,902	$187,317	$801,785	$719,326

(1) Portfolio composition consistent with the Selected Property Data tables.
(2) Includes properties sold or otherwise disposed of during the respective period.
(3) Includes SL Green Management Corp., Emerge 212, Belmont Insurance Company and Ticonderoga Insurance Company.

Supplemental Information	20	Fourth Quarter 2025

SELECTED FINANCIAL DATA Same Store Net Operating Income - Wholly Owned and Consolidated JVs Unaudited (Dollars in Thousands)

	Three Months Ended			Three Months Ended	Twelve Months Ended
	December 31,	December 31,		September 30,	December 31,	December 31,
	2025	2024	%	2025	2025	2024	%
Revenues
Rental revenue, net	$136,021	$141,561		$137,907	$550,317	$557,422
Escalation & reimbursement revenues	20,468	17,599		17,640	72,274	65,781
Other income	1,385	3,276		620	7,505	7,976
Total Revenues	$157,874	$162,436		$156,167	$630,096	$631,179

Expenses
Operating expenses	$45,226	$43,293		$45,556	$175,104	$165,466
Real estate taxes	35,284	35,234		33,735	138,803	135,572
Operating lease rent	6,106	6,106		6,106	24,423	24,423
Total Operating Expenses	$86,616	$84,633		$85,397	$338,330	$325,461

Operating Income	$71,258	$77,803		$70,770	$291,766	$305,718

Interest expense & amortization of financing costs	$25,242	$27,147		$25,212	$99,276	$98,978
Depreciation & amortization	51,800	52,940		52,830	210,478	203,029

(Loss) income before noncontrolling interest	$(5,784)	$(2,284)		$(7,272)	$(17,988)	$3,711
Real estate depreciation & amortization	51,800	52,940		52,830	210,478	203,029
FFO Contribution	$46,016	$50,656		$45,558	$192,490	$206,740

Non–building revenue	(656)	(500)		(296)	(1,773)	(1,514)

Interest expense & amortization of financing costs	25,242	27,147		25,212	99,276	98,978
Non-real estate depreciation	—	—		—	—	—
NOI	$70,602	$77,303	(8.7)%	$70,474	$289,993	$304,204	(4.7)%

Cash Adjustments
Free rent (net of amortization)	$(4,087)	$(1,469)		$(1,114)	$(7,297)	$(11,138)
Straight-line revenue adjustment	2,158	2,471		2,069	10,508	7,654
Amortization of acquired above and below-market leases, net	1,021	830		864	3,516	2,578
Operating lease straight-line adjustment	204	204		204	815	815
Straight-line tenant credit loss	272	(1,405)		3	(1,778)	684
Cash NOI	$70,170	$77,934	(10.0)%	$72,500	$295,757	$304,797	(3.0)%

Lease termination income	(704)	(2,743)		(290)	(5,629)	(6,344)
Cash NOI excluding lease termination income	$69,466	$75,191	(7.6)%	$72,210	$290,128	$298,453	(2.8)%

Operating Margins
NOI to real estate revenue, net	44.9%	47.7%		45.2%	46.2%	48.3%
Cash NOI to real estate revenue, net	44.6%	48.1%		46.5%	47.1%	48.4%

NOI before operating lease rent/real estate revenue, net	48.8%	51.5%		49.1%	50.0%	52.2%
Cash NOI before operating lease rent/real estate revenue, net	48.4%	51.8%		50.3%	50.8%	52.2%

Supplemental Information	21	Fourth Quarter 2025

SELECTED FINANCIAL DATA Same Store Net Operating Income - Unconsolidated JVs Unaudited (Dollars in Thousands, SLG Share)

	Three Months Ended			Three Months Ended	Twelve Months Ended
	December 31,	December 31,		September 30,	December 31,	December 31,
	2025	2024	%	2025	2025	2024	%
Revenues
Rental revenue, net	$132,845	$126,989		$135,203	$520,397	$497,656
Escalation & reimbursement revenues	33,146	31,558		30,367	122,791	115,960
Other income	2,680	317		3,574	9,042	3,657
Total Revenues	$168,671	$158,864		$169,144	$652,230	$617,273

Expenses
Operating expenses	$32,193	$29,786		$31,952	$123,760	$114,169
Real estate taxes	34,558	33,659		33,983	134,995	130,783
Operating lease rent	108	108		108	433	433
Total Operating Expenses	$66,859	$63,553		$66,043	$259,188	$245,385

Operating Income	$101,812	$95,311		$103,101	$393,042	$371,888

Interest expense & amortization of financing costs	$64,110	$57,589		$60,107	$238,226	$234,630
Depreciation & amortization	54,757	54,072		56,105	220,200	220,057

Loss before noncontrolling interest	$(17,055)	$(16,350)		$(13,111)	$(65,384)	$(82,799)
Real estate depreciation & amortization	54,756	54,072		56,105	220,198	220,051
FFO Contribution	$37,701	$37,722		$42,994	$154,814	$137,252

Non–building revenue	(544)	(312)		(384)	(1,478)	(1,130)

Interest expense & amortization of financing costs	64,110	57,589		60,107	238,226	234,630
Non-real estate depreciation	1	—		—	2	6
NOI	$101,268	$94,999	6.6%	$102,717	$391,564	$370,758	5.6%

Cash Adjustments
Free rent (net of amortization)	$(1,261)	$1,368		$2,368	$6,230	$5,897
Straight-line revenue adjustment	(8,395)	(7,251)		(10,287)	(38,353)	(18,663)
Amortization of acquired above and below-market leases, net	(6,328)	(6,393)		(6,268)	(24,826)	(24,405)
Operating lease straight-line adjustment	—	—		—	—	—
Straight-line tenant credit loss	—	—		—	(396)	3
Cash NOI	$85,284	$82,723	3.1%	$88,530	$334,219	$333,590	0.2%

Lease termination income	(2,184)	—		(3,189)	(7,602)	(2,515)
Cash NOI excluding lease termination income	$83,100	$82,723	0.5%	$85,341	$326,617	$331,075	(1.3)%

Operating Margins
NOI to real estate revenue, net	60.2%	59.9%		60.9%	60.2%	60.2%
Cash NOI to real estate revenue, net	50.7%	52.2%		52.5%	51.4%	54.1%

NOI before operating lease rent/real estate revenue, net	60.3%	60.0%		60.9%	60.2%	60.2%
Cash NOI before operating lease rent/real estate revenue, net	50.8%	52.2%		52.5%	51.4%	54.2%

Supplemental Information	22	Fourth Quarter 2025

SELECTED FINANCIAL DATA Same Store Net Operating Income Unaudited (Dollars in Thousands)

	Three Months Ended			Three Months Ended	Twelve Months Ended
	December 31,	December 31,		September 30,	December 31,	December 31,
	2025	2024	%	2025	2025	2024	%
Revenues
Rental revenue, net	$136,021	$141,561		$137,907	$550,317	$557,422
Escalation & reimbursement revenues	20,468	17,599		17,640	72,274	65,781
Other income	1,385	3,276		620	7,505	7,976
Total Revenues	$157,874	$162,436		$156,167	$630,096	$631,179

Equity in net income (loss) from unconsolidated joint ventures (1)	$(17,055)	$(16,350)		$(13,111)	$(65,384)	$(82,799)
Expenses
Operating expenses	$45,226	$43,293		$45,556	$175,104	$165,466
Real estate taxes	35,284	35,234		33,735	138,803	135,572
Operating lease rent	6,106	6,106		6,106	24,423	24,423
Total Operating Expenses	$86,616	$84,633		$85,397	$338,330	$325,461

Operating Income	$54,203	$61,453		$57,659	$226,382	$222,919

Interest expense & amortization of financing costs	$25,242	$27,147		$25,212	$99,276	$98,978
Depreciation & amortization	51,800	52,940		52,830	210,478	203,029

Loss before noncontrolling interest	$(22,839)	$(18,634)		$(20,383)	$(83,372)	$(79,088)
Real estate depreciation & amortization	51,800	52,940		52,830	210,478	203,029
Joint Ventures Real estate depreciation & amortization (1)	54,756	54,072		56,105	220,198	220,051
FFO Contribution	$83,717	$88,378		$88,552	$347,304	$343,992

Non–building revenue	(656)	(500)		(296)	(1,773)	(1,514)
Joint Ventures Non–building revenue (1)	(544)	(312)		(384)	(1,478)	(1,130)

Interest expense & amortization of financing costs	25,242	27,147		25,212	99,276	98,978
Joint Ventures Interest expense & amortization of financing costs (1)	64,110	57,589		60,107	238,226	234,630
Non-real estate depreciation	—	—		—	—	—
Joint Ventures Non-real estate depreciation (1)	1	—		—	2	6
NOI	$171,870	$172,302	(0.3)%	$173,191	$681,557	$674,962	1.0%

Cash Adjustments
Non-cash adjustments	$(432)	$631		$2,026	$5,764	$593
Joint Ventures non-cash adjustments (1)	(15,984)	(12,276)		(14,187)	(57,345)	(37,168)
Cash NOI	$155,454	$160,657	(3.2)%	$161,030	$629,976	$638,387	(1.3)%

Lease termination income	$(704)	$(2,743)		$(290)	$(5,629)	$(6,344)
Joint Ventures lease termination income (1)	(2,184)	—		(3,189)	(7,602)	(2,515)
Cash NOI excluding lease termination income	$152,566	$157,914	(3.4)%	$157,551	$616,745	$629,528	(2.0)%

Operating Margins
NOI to real estate revenue, net	52.8%	53.8%		53.4%	53.3%	54.2%
Cash NOI to real estate revenue, net	47.8%	50.1%		49.6%	49.3%	51.2%

NOI before operating lease rent/real estate revenue, net	54.7%	55.7%		55.3%	55.2%	56.2%
Cash NOI before operating lease rent/real estate revenue, net	49.6%	52.0%		51.5%	51.1%	53.2%

(1) The amount represents the Company's share of same-store unconsolidated joint venture activity. The Company does not control investments in unconsolidated joint ventures.

Supplemental Information	23	Fourth Quarter 2025

DEBT SUMMARY SCHEDULE Consolidated Unaudited (Dollars in Thousands)

		Principal				2026	Current	Final		Principal
	Ownership	Outstanding				Principal	Maturity	Maturity		Due at
Fixed rate debt	Interest (%)	12/31/2025	Coupon (1)			Amortization	Date	Date (2)		Final Maturity
Secured fixed rate debt
10 East 53rd Street (swapped)	100.0	$204,550		5.37%		$—	May-26	May-28	(3)	$204,550
185 Broadway / 7 Dey Street	100.0	190,149		6.35%		—	Nov-26	Nov-26		190,149
100 Church Street (swapped)	100.0	365,000		5.89%		—	Dec-26	Jun-28		365,000
Landmark Square	100.0	100,000		4.90%		—	Jan-27	Jan-27		100,000
485 Lexington Avenue	100.0	450,000		4.25%		—	Feb-27	Feb-27		450,000
315 W 33rd St (The Olivia) (4)	100.0	250,000		4.24%		—	Feb-27	Feb-27		250,000
500 Park Avenue (swapped)	100.0	80,000		6.57%		—	Jan-28	Jan-30		80,000
800 Third Avenue (swapped)	100.0	177,000		3.37%		—	Feb-29	Feb-31		177,000
420 Lexington Avenue	100.0	258,523		8.24%		—	Oct-40	Oct-40		258,523
		$2,075,222		5.38%		$—				$2,075,222
Unsecured fixed rate debt
Term Loan B (swapped)		$100,000		4.56%		$—	May-26	Nov-26	(3)	$100,000
Revolving credit facility (swapped)		353,228		4.97%	(5)	—	May-26	May-27	(3)	353,228
Term Loan A (swapped)		1,050,000		4.54%		—	May-27	May-27		1,050,000
Junior subordinated deferrable interest debentures (swapped)		100,000		5.27%		—	Jul-35	Jul-35		100,000
		$1,603,228		4.68%		$—				$1,603,228

Total Fixed Rate Debt		$3,678,450		5.08%		$—				$3,678,450
Floating rate debt
Unsecured floating rate debt
Revolving credit facility (SOFR + 149 bps)	100.0	$286,772		5.18%			May-26	May-27	(3)	$286,772
Debt fund subscription line (SOFR + 220 bps)	100.0	79,277	(6)	6.07%			Aug-27	Aug-28		79,277
		$366,049		5.37%		$—				$366,049

Total Floating Rate Debt		$366,049		5.37%		$—				$366,049

Consolidated Debt		$4,044,499		5.10%
Total Debt - Consolidated		$4,044,499		5.10%		$—				$4,044,499

Deferred financing costs		(13,063)
Total Debt - Consolidated, net		$4,031,436		5.10%

Total Debt - Unconsolidated JV, net		$5,846,722		4.66%

Debt including SLG share of JV Debt		$9,463,266		4.85%
Alternative Strategy Portfolio Debt including SLG share of JV Debt		$478,431		4.66%
Total Debt including SLG share of JV Debt		$9,941,697		4.84%

Weighted Average Balance & Interest Rate for the quarter, including SLG share of JV Debt		$10,042,411		4.85%

(1) Coupon for floating rate debt determined using the effective Term SOFR rate at the end of the quarter of 3.69%. Coupon for loans that are subject to alternative SOFR rates, SOFR floors, interest rate caps or interest rate swaps were determined using the alternative SOFR rates, SOFR floors, interest rate cap strike rate, or swapped interest rate plus the applicable loan spread.
(2) Reflects exercise of all available extension options, which may be subject to conditions and/or result in adjusted terms.
(3) As-of-right extension.
(4) The Company has a preferred equity investment in this property. The debt is consolidated for accounting purposes.
(5) Represents a blended swapped rate inclusive of multiple swaps.
(6) The Fund has access to a subscription line of credit with a maximum commitment of $100 million as of December 31, 2025, secured by investor capital commitments. The facility is used to fund acquisitions prior to capital calls and is repaid through capital contributions. The subscription line of credit is non-recourse to the Company.

Supplemental Information	24	Fourth Quarter 2025

DEBT SUMMARY SCHEDULE Unconsolidated JVs Unaudited (Dollars in Thousands)

		Principal Outstanding				2026 Principal	Current		Final		Principal Due at
	Ownership	12/31/2025			Amortization		Maturity		Maturity		Final Maturity
Fixed rate debt	Interest (%)	Gross Principal	SLG Share	Coupon (1)		(SLG Share)	Date		Date (2)		(SLG Share)
15 Beekman	20.0	$120,000	$24,000	5.99%		$—	Jan-26	(3)	Jan-28		$24,000
1515 Broadway	56.9	718,949	408,859	3.93%		11,975	Mar-26		Mar-28		380,032
919 Third Avenue (swapped)	51.0	500,000	255,000	6.11%		—	Apr-26		Apr-28		255,000
280 Park Avenue (swapped)	50.0	1,075,000	537,500	5.84%		—	Sep-26		Sep-28		537,500
450 Park Avenue (swapped)	25.1	68,678	68,678	6.57%	(4)	—	Jun-26		Jun-27		68,678
245 Park Avenue	50.1	1,768,000	885,768	4.30%		—	Jun-27		Jun-27		885,768
One Madison Avenue (swapped)	25.5	296,772	296,772	7.09%	(4)	—	Nov-27		Nov-27		296,772
220 East 42nd	51.0	496,412	253,170	6.77%		—	Dec-27		Dec-27		253,170
11 Madison Avenue	60.0	1,400,000	840,000	5.59%	(5)	—	Oct-30		Oct-30		840,000
100 Park Avenue	50.8	382,872	194,499	5.73%		—	Jan-28		Jan-29		194,499
One Vanderbilt Avenue	55.0	3,000,000	1,650,300	2.95%		—	Jul-31		Jul-31		1,650,300
		$9,826,683	$5,414,546	4.65%	(6)	$11,975					$5,385,719
Alternative strategy portfolio
650 Fifth Avenue	50.0	$65,000	$32,500	5.45%		$—	Jan-26		Jul-26		$32,500
115 Spring Street	51.0	65,550	33,431	5.50%		—	Mar-26		Mar-26		33,431
Worldwide Plaza	25.1	1,200,000	300,600	3.98%		—	Nov-27		Nov-27		300,600
		$1,330,550	$366,531	4.25%	(6)	$—					$366,531

Total Fixed Rate Debt		$11,157,233	$5,781,077	4.63%	(6)	$11,975					$5,752,250
Floating rate debt
450 Park Avenue (SOFR + 210 bps)	25.1	$221,757	$4,221	5.79%		$—	Jun-26		Jun-27		$4,221
One Madison Avenue (SOFR + 260 bps)	25.5	867,042	—	6.29%			Nov-27		Nov-27		—
		$1,088,799	$4,221	5.79%	(6)	$—					$4,221
Alternative strategy portfolio
11 West 34th Street (LIBOR + 145 bps)	30.0	$23,000	$6,900	6.67%	(7)	—	Feb-23	(8)	Feb-23	(8)	$6,900
650 Fifth Avenue (SOFR + 225 bps)	50.0	210,000	105,000	5.94%		—	Jul-26		Jul-26		105,000
		$233,000	$111,900	5.98%	(6)	$—					$111,900

Total Floating Rate Debt		$1,321,799	$116,121	5.98%	(6)	$—					$116,121

Unconsolidated JV Debt		$10,915,482	$5,418,767	4.66%	(6)
Alternative Strategy Portfolio Debt		$1,563,550	$478,431	4.66%	(6)
Total Debt - Unconsolidated JV		$12,479,032	$5,897,198	4.66%	(6)	$11,975					$5,868,371
	Deferred financing costs	(100,882)	(50,476)
Total Debt - Unconsolidated JV, net		$12,378,150	$5,846,722	4.66%	(6)

(1) Coupon for floating rate debt determined using the effective Term SOFR rate at the end of the quarter of 3.69%. Coupon for loans that are subject to alternative SOFR rates, SOFR floors, interest rate caps or interest rate swaps were determined using the alternative SOFR rates, SOFR floors, interest rate cap strike rate, or swapped interest rate plus the applicable loan spread.
(2) Reflects exercise of all available extension options, which may be subject to conditions and/or result in adjusted terms.
(3) In January 2026, the loan was extended to the final maturity of January 2028.
(4) Coupon reflects interest rate swaps executed at the corporate level for SLG’s share of the outstanding debt.
(5) Coupon reflects interest rate lock executed at the corporate level for SLG’s share of the outstanding debt.
(6) Calculated based on SL Green's share of the outstanding debt.
(7) The coupon rate is based on the last available LIBOR on June 30, 2023.
(8) The Company's joint venture partner is in discussions with the lender on resolution of the past maturity.

Supplemental Information	25	Fourth Quarter 2025

DEBT COMPOSITION AND CORPORATE DEBT COVENANTS Unaudited (Dollars in Thousands)

Composition of Debt

	Core Portfolio		Alternative Strategy Portfolio		Total
Fixed Rate Debt
Consolidated	$3,678,450		$—		$3,678,450
SLG Share of JV	5,414,546		366,531		5,781,077
Total Fixed Rate Debt	$9,092,996	96.1%	$366,531	76.6%	$9,459,527	95.2%

Floating Rate Debt
Consolidated	$366,049		$—		$366,049
SLG Share of JV	4,221		111,900		116,121
	370,270	3.9%	111,900	23.4%	482,170	4.8%
Debt & Preferred Equity and CMBS Investments	(128,619)	(1.4)%	—	—%	(128,619)	(1.3)%
Total Floating Rate Debt	$241,651	2.6%	$111,900	23.4%	$353,551	3.6%

Total Debt	$9,463,266		$478,431		$9,941,697

Revolving Credit Facility Covenants (1)
	Actual	Required
Total Debt / Total Assets	44.4%	Less than 60%
Consolidated Fixed Charge Coverage	1.89x	Greater than 1.40x
Maximum Secured Indebtedness	25.2%	Less than 50%
Maximum Unencumbered Leverage Ratio	39.6%	Less than 60%

(1) Covenants calculated pursuant to the terms of the underlying facility or notes.

Supplemental Information	26	Fourth Quarter 2025

DERIVATIVE SUMMARY SCHEDULE Unaudited (Dollars in Thousands)

Consolidated Interest Rate Derivatives
			Ownership	Notional Value	Fair Value
Secured Debt			Interest (%)	12/31/2025	12/31/2025		Instrument (1)	Strike Rate (1)	Effective Date	Maturity Date
800 Third Avenue			100.0	$177,000	$486		Swap	1.55%	December 2022	February 2026

185 Broadway			100.0	$190,148	193		Cap	3.50%	November 2025	November 2026

100 Church Street			100.0	$370,000	(3,076)		Swap	3.89%	November 2022	June 2027

SLGOP – 450 Park Avenue			100.0	$68,678	(1,167)	(2)	Swap	4.47%	August 2024	June 2027

SLGOP – One Madison Avenue			100.0	$300,000	(6,521)	(2)	Swap	4.49%	November 2024	November 2027

500 Park Avenue			100.0	$80,000	(1,429)		Swap	4.17%	February 2025	February 2028

10 East 53rd Street			55.0	$204,550	(2,866)		Swap	3.92%	February 2025	May 2028

	Subtotal				$(14,380)

Unsecured Debt
Term Loan A			100.0	$150,000	$5		Swap	2.62%	December 2021	January 2026
Term Loan A			100.0	200,000	1,660		Swap	2.59%	February 2023	February 2027
Term Loan A			100.0	100,000	494		Swap	2.90%	February 2023	February 2027
Term Loan A			100.0	100,000	677		Swap	2.73%	February 2023	February 2027
Term Loan A			100.0	50,000	484		Swap	2.46%	February 2023	February 2027
Term Loan A			100.0	300,000	1,777		Swap	2.87%	July 2023	May 2027
Term Loan A			100.0	150,000	(426)		Swap	3.52%	January 2024	May 2027

Term Loan B & Revolving Credit Facility			100.0	$200,000	7		Swap	2.66%	December 2021	January 2026

Revolving Credit Facility			100.0	$125,000	(346)		Swap	3.67%	August 2024	December 2026
Revolving Credit Facility			100.0	125,000	(353)		Swap	3.67%	August 2024	December 2026

Junior subordinated deferrable interest debentures			100.0	$100,000	(953)		Swap	3.76%	January 2023	January 2028

Forward-starting Derivatives
SLGOP – 100 Church Street			100.0	$357,500	$887		Swap	2.98%	June 2027	June 2028
800 Third Avenue			100.0	177,000	(222)		Swap	3.33%	February 2026	February 2029

	Subtotal				$3,691

Unconsolidated JV Interest Rate Derivatives
		Notional Value		Fair Value
	Ownership	12/31/2025		12/31/2025
Secured Debt	Interest (%)	Gross	SLG Share	Gross	SLG Share		Instrument (1)	Strike Rate (1)	Effective Date	Maturity Date
One Madison Avenue	25.5	$703,686	$179,440	$—	$—		Cap	4.00%	November 2025	January 2026

919 Third Avenue	51.0	$250,000	$127,500	$27	$14		Swap	3.61%	April 2023	February 2026
919 Third Avenue	51.0	250,000	127,500	27	14		Swap	3.61%	April 2023	February 2026

280 Park Avenue	50.0	$537,500	$268,750	$(10,962)	$(5,481)		Swap	4.07%	July 2024	September 2028
280 Park Avenue	50.0	268,750	134,375	(5,276)	(2,638)		Swap	4.04%	July 2024	September 2028
280 Park Avenue	50.0	268,750	134,375	(5,408)	(2,704)		Swap	4.06%	July 2024	September 2028

Subtotal				$(21,592)	$(10,795)

Total, SLG Share					$(21,484)

(1) Certain financings require the purchase of a cap at a specified strike rate.
(2) Quarterly changes in fair value recognized in the calculation of FFO.

Supplemental Information	27	Fourth Quarter 2025

SUMMARY OF LEASE LIABILITIES Unaudited (Dollars in Thousands)

		Scheduled Cash Payment (1)								Lease	Year of Final
Property		2026		2027		2028		2029		Liabilities (2)	Expiration (3)

Consolidated Lease Liabilities (SLG Share)

Operating Leases
1185 Avenue of the Americas		$6,909		$6,909		$6,909		$6,909		$80,667	2043
SL Green Headquarters at One Vanderbilt		2,756	(4)	2,762	(4)	2,971	(4)	3,075	(4)	86,283	2048
SUMMIT One Vanderbilt		11,353	(4)	11,270	(4)	11,293	(4)	11,293	(4)	434,696	2070
420 Lexington Avenue		11,199		11,199		11,199		11,199		168,362	2080
711 Third Avenue		5,500	(5)	5,500	(5)	5,500	(5)	5,500	(5)	35,184 (5)	2083
Total		$37,717		$37,640		$37,872		$37,976		$805,192

Financing Leases
15 Beekman		$3,276		$3,325		$3,375		$3,426		$108,183	2119	(6)
Total		$3,276		$3,325		$3,375		$3,426		$108,183

	SLG	Scheduled Cash Payment (1)								Lease	Year of Final
Property	Interest (%)	2026		2027		2028		2029		Liabilities (2)	Expiration (3)

Unconsolidated Joint Venture Lease Liabilities (SLG Share)

Operating Leases
Equinox Studio City (7)	66.7	$1,227		$1,387		$1,387		$925		$4,719	2029

Alternative strategy portfolio
650 Fifth Avenue (Floors 4-6)	50.0	$1,802		$1,935		$1,935		$1,935		$12,473	2053
650 Fifth Avenue (Floors b-3)	50.0	1,571		1,585		1,605		1,726		32,041	2062

Total		$4,600		$4,907		$4,927		$4,586		$49,233

Financing Leases
One Vanderbilt Avenue Garage	55.0	$165		$167		$168		$170		$2,686	2069
885 Third Avenue	34.1	817		817		817		817		15,855	2119
1560 Broadway Signage	50.0	825		825		825		825		11,655	2073

Alternative strategy portfolio
650 Fifth Avenue (Floors b-3)	50.0	$7,364		$7,364		$7,464		$8,101		$105,354	2062
2 Herald Square	95.0	14,978		15,353		—		—		398,193	2077	(6)

Total		$24,149		$24,526		$9,274		$9,913		$533,743

(1) Reflects SLG's share of remaining contractual base rent for each year presented. Leases may provide for additional rent payments based on exceeding specified thresholds.
(2) Per the balance sheet as of December 31, 2025.
(3) Reflects all available extension options.
(4) Reflects scheduled cash payments net of the Company's 55.0% ownership interest in One Vanderbilt.
(5) Reflects scheduled cash payments net of the Company's 50.0% ownership of the fee interest in the property.
(6) The Company has an option to purchase the ground lease for a fixed price on a specific date. Scheduled cash payments do not reflect the exercise of the purchase option.
(7) The Company has a JV interest in the sublandlord for the premises. Amounts reflect the sublandlord's lease obligation to the fee owner and have not been reduced by rents owed to the sublandlord under a sublease covering 100% of the premises.

Supplemental Information	28	Fourth Quarter 2025

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands)

			Weighted Average Book	Weighted Average	Weighted Average Yield
		Book Value (1)	Value During Quarter	Yield During Quarter (2)	At End Of Quarter (3)

12/31/2024		$518,383	$511,390	7.26%	7.30%

Debt investment originations/fundings/accretion	(4)	12,230
Preferred Equity investment originations/accretion	(4)	2,233
Joint venture investment originations/accretion/amortization	(4)	4,740
Redemptions/Sales/Syndications/Equity Ownership/Amortization		—
Reserves/Realized Losses		—
3/31/2025		$537,586	$533,664	7.35%	7.50%

Debt investment originations/fundings/accretion	(4)	1,010
Preferred Equity investment originations/accretion	(4)	—
Joint venture investment originations/accretion/amortization	(4)	4,872
Redemptions/Sales/Syndications/Equity Ownership/Amortization		(3,214)
Reserves/Realized Losses		(14,831)
6/30/2025		$525,423	$531,634	6.83%	6.97%

Debt investment originations/fundings/accretion	(4)	682
Preferred Equity investment originations/accretion	(4)	—
Joint venture investment originations/accretion/amortization	(4)	3,538
Redemptions/Sales/Syndications/Equity Ownership/Amortization		(254,508)
Reserves/Realized Losses		14,531
9/30/2025		$289,666	$411,959	8.02%	8.77%

Debt investment originations/fundings/accretion	(4)	196
Preferred Equity investment originations/accretion	(4)	—
Joint venture investment originations/accretion/amortization	(4)	—
Redemptions/Sales/Syndications/Equity Ownership/Amortization		(121,504)
Reserves/Realized Losses		—
12/31/2025		$168,358	$190,052	4.98%	5.02%

(1) Net of unamortized fees, discounts, premiums.
(2) Excludes loan loss reserves and accelerated fee income resulting from early repayment, if any.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter. Excludes accelerated fee income resulting from early repayment and loan loss reserves.
(4) Includes funded future funding obligations, amortization of fees and discounts and paid-in-kind investment income.

Supplemental Information	29	Fourth Quarter 2025

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value			Senior	Weighted Average	Weighted Average	Weighted Average Yield
Type of Investment	Floating rate	Fixed rate	Total	Financing	Exposure PSF (1)	Yield During Quarter (2)	At End Of Quarter (2) (3)

Mezzanine Debt	$127,872	$40,486	$168,358	$713,528	$628	4.98%	5.02%

Balance as of 12/31/2025	$127,872	$40,486	$168,358

	Debt and Preferred Equity Maturity Profile
	2026	2027	2028	2029	2030 & Thereafter
Floating Rate	$127,872	$—	$—	$—	$—
Fixed Rate	—	20,486	—	20,000	—
Sub-total	$127,872	$20,486	$—	$20,000	$—

(1) Net of loan loss reserves.
(2) Excludes loan loss reserves and accelerated fee income resulting from early repayment, if any.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment and loan loss reserves.

Supplemental Information	30	Fourth Quarter 2025

SELECTED PROPERTY DATA Manhattan Operating Properties Unaudited (Dollars in Thousands)

						December 31, 2025			September 30, 2025		Annualized Contractual Cash Rent		Total Tenants
	Ownership				% of Total	Occupancy %			Occupancy %
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	Leased (2)	Occupied (3)	Economic (4)	Leased (2)	Occupied (3)	($'s)	SLG Share ($'s)
CONSOLIDATED PROPERTIES
"Same Store"
10 East 53rd Street	100.0	Plaza District	Fee Interest	354,300	1.5	95.5	94.1	91.8	97.5	96.1	$32,962	$32,962	36
100 Church Street	100.0	Downtown	Fee Interest	1,047,500	4.5	93.5	93.1	93.1	93.1	93.1	47,345	47,345	17
110 Greene Street	100.0	Soho	Fee Interest	223,600	1.0	94.7	92.7	91.9	94.2	90.2	19,409	19,409	52
125 Park Avenue	100.0	Grand Central	Fee Interest	604,245	2.6	99.2	98.0	96.8	98.7	98.3	47,292	47,292	23
304 Park Avenue South	100.0	Midtown South	Fee Interest	215,000	0.9	91.9	91.9	91.9	91.9	91.9	18,083	18,083	6
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1,188,000	5.1	92.8	90.5	90.4	91.6	90.5	88,882	88,882	174
461 Fifth Avenue	100.0	Midtown	Fee Interest	200,000	0.9	90.2	85.0	77.4	90.2	81.7	15,100	15,100	19
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	921,000	3.9	79.7	77.8	77.8	79.7	77.8	48,339	48,339	37
555 West 57th Street	100.0	Midtown West	Fee Interest	941,000	4.0	77.2	77.2	77.2	77.2	77.2	47,469	47,469	11
711 Third Avenue	100.0 (5)	Grand Central North	Leasehold Interest (5)	524,000	2.2	77.0	70.8	70.8	72.6	70.8	25,770	25,770	17
800 Third Avenue	100.0	Grand Central North	Fee Interest	526,000	2.3	90.0	84.3	83.8	86.4	83.8	31,762	31,762	42
810 Seventh Avenue	100.0	Times Square	Fee Interest	692,000	3.0	89.2	87.2	84.4	89.6	84.8	43,883	43,883	47
885 Third Avenue	100.0	Midtown / Plaza District	Fee / Leasehold Interest	218,796	0.9	84.5	81.5	74.6	81.2	78.3	11,655	11,655	15
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1,062,000	4.5	89.0	74.5	67.2	91.6	88.4	61,554	61,554	23
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	562,000	2.4	80.7	75.5	75.1	80.1	75.5	34,406	34,406	42

Subtotal / Weighted Average				9,279,441	39.7%	87.8%	84.1%	82.5%	87.4%	85.4%	$573,911	$573,911	561

"Non Same Store"
500 Park Avenue	100.0	Park Avenue	Fee Interest	201,411	0.9	90.7	90.7	90.7	90.7	90.7	$17,106	$17,106	12

Subtotal / Weighted Average				201,411	0.9%	90.7%	90.7%	90.7%	90.7%	90.7%	$17,106	$17,106	12

Total / Weighted Average Consolidated Properties				9,480,852	40.6%	87.9%	84.2%	82.7%	87.5%	85.5%	$591,017	$591,017	573

UNCONSOLIDATED PROPERTIES
"Same Store"
One Vanderbilt Avenue	55.0	Grand Central	Fee Interest	1,657,198	7.1	100.0	100.0	100.0	100.0	100.0	$290,850	$159,968	41
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	2,314,000	10.0	93.0	93.0	87.9	93.0	93.0	167,376	100,426	8
100 Park Avenue	50.8	Grand Central South	Fee Interest	834,000	3.6	97.1	96.8	67.2	96.7	95.5	62,517	31,758	38
220 East 42nd Street	51.0	Grand Central	Fee Interest	1,135,000	4.9	94.0	93.5	93.1	94.1	93.1	72,455	36,952	34
280 Park Avenue	50.0	Park Avenue	Fee Interest	1,219,158	5.2	94.2	90.5	90.4	93.5	90.3	129,171	64,585	34
450 Park Avenue	25.1	Park Avenue	Fee Interest	337,000	1.4	93.9	90.7	90.7	100.0	96.8	39,140	9,824	26
919 Third Avenue	51.0	Grand Central North	Fee Interest	1,454,000	6.2	99.8	95.5	84.2	99.7	95.5	101,182	51,603	11
1515 Broadway	56.9	Times Square	Fee Interest	1,750,000	7.5	99.7	99.7	99.7	99.7	99.7	142,218	80,922	7
Added to Same Store in 2025
245 Park Avenue	50.1	Park Avenue	Fee Interest	1,782,793	7.6	97.8	94.8	86.4	92.2	91.5	179,023	89,691	14

Subtotal / Weighted Average				12,483,149	53.5%	96.8%	95.4%	89.9%	96.1%	95.0%	$1,183,932	$625,729	213

"Non Same Store"
One Madison Avenue	25.5	Park Avenue South	Fee Interest	1,385,484	5.9	93.3	79.9	64.7	84.5	79.8	$130,694	$33,327	16

Subtotal / Weighted Average				1,385,484	5.9%	93.3%	79.9%	64.7%	84.5%	79.8%	$130,694	$33,327	16

Total / Weighted Average Unconsolidated Properties				13,868,633	59.4%	96.5%	93.9%	87.4%	95.0%	93.4%	$1,314,626	$659,056	229

Manhattan Operating Properties Grand Total / Weighted Average				23,349,485	100.0%	93.0%	90.0%	85.5%	91.9%	90.2%	$1,905,643	$1,250,073	802
Manhattan Operating Properties Same Store Occupancy %				21,762,590	93.2%	93.0%	90.6%	86.7%	92.4%	90.9%

(1) Represents the rentable square footage at the time the property was acquired.
(2) Inclusive of leases signed but not yet commenced.
(3) Based on commenced leases. For GAAP purposes revenue may not yet be recognized for certain commenced leases.
(4) Based on leases where revenue is being recognized for GAAP purposes.
(5) The Company also owns 50% of the fee interest.

Supplemental Information	31	Fourth Quarter 2025

SELECTED PROPERTY DATA Retail, Residential and Suburban Operating Properties Unaudited (Dollars in Thousands)

							December 31, 2025		September 30, 2025		Annualized Contractual Cash Rent			Total Tenants
	Ownership				% of Total		Occupancy %		Occupancy %
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet		Leased (2)	Occupied (3)	Leased (2)	Occupied (3)	($'s)	SLG Share ($'s)

RETAIL PROPERTIES
"Same Store" Retail

Added to Same Store in 2025
760 Madison Avenue	100.0	Plaza District	Fee Interest	22,648	7.2		100.0	100.0	100.0	100.0	$18,554	$18,554		1

Subtotal/Weighted Average				22,648	7.2%		100.0%	100.0%	100.0%	100.0%	$18,554	$18,554		1

"Non Same Store" Retail
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	270,132	86.2		82.4	82.4	N/A	N/A	$13,563	$13,563		8
690 Madison Avenue	90.0	Plaza District	Fee Interest	7,848	2.5		100.0	100.0	100.0	100.0	4,505	4,054		1
1552 Broadway/1560 Broadway Signage	50.0	Times Square	Fee / Leasehold Interest	12,719	4.1		100.0	100.0	100.0	100.0	4,200	2,100	(4)	1

Subtotal/Weighted Average				290,699	92.8%		83.6%	83.6%	100.0%	100.0%	$22,268	$19,717		10

Total / Weighted Average Retail Properties				313,347	100.0%		84.8%	84.8%	100.0%	100.0%	$40,822	$38,271		11

							December 31, 2025		September 30, 2025		Annualized Contractual Cash Rent			Average Monthly Rent Per Occupied Unit
	Ownership				Total		Occupancy %		Occupancy %
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Units		Leased (2)	Occupied (3)	Leased (2)	Occupied (3)	($'s)	SLG Share ($'s)		($'s)

RESIDENTIAL PROPERTIES

"Same Store" Residential
Added to Same Store in 2025
7 Dey Street	100.0	Lower Manhattan	Fee Interest	140,382	209		99.5	98.6	98.6	98.1	$12,506	$12,506		$5,059
15 Beekman Street	20.0	Downtown	Leasehold Interest	221,884	484	(5)	100.0	100.0	100.0	100.0	14,155	2,831		N/A

Subtotal/Weighted Average				362,266	693		99.8%	99.6%	99.6%	99.4%	$26,661	$15,337		$5,059

"Non Same Store" Residential
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	222,855	333		96.4	92.2	N/A	N/A	$18,676	$18,676		$5,070
Subtotal/Weighted Average				222,855	333		96.4%	92.2%	—%	—%	$18,676	$18,676		$5,070

Total / Weighted Average Residential Properties				585,121	1,026		98.7%	97.2%	99.6%	99.4%	$45,337	$34,013		$5,065

							December 31, 2025		September 30, 2025		Annualized Contractual Cash Rent			Total Tenants
	Ownership				% of Total		Occupancy %		Occupancy %
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet		Leased (2)	Occupied (3)	Leased (2)	Occupied (3)	($'s)	SLG Share ($'s)

"Same Store" Suburban
Landmark Square	100.0	Stamford, Connecticut	Fee Interest	732,800	100.0		79.4	79.0	80.1	79.7	$15,706	$15,706		83

Subtotal/Weighted Average				732,800	100.0%		79.4%	79.0%	80.1%	79.7%	$15,706	$15,706		83

Total / Weighted Average Suburban Properties				732,800	100.0%		79.4%	79.0%	80.1%	79.7%	$15,706	$15,706		83

(1) Represents the rentable square footage at the time the property was acquired.
(2) Inclusive of leases signed but not yet commenced.
(3) Based on commenced leases. For GAAP purposes revenue may not yet be recognized for certain commenced leases.
(4) Reflects the contractual rent for 1552 Broadway.
(5) Property occupied by Pace University and used as an academic center and dormitory space. 484 represents number of beds.

Supplemental Information	32	Fourth Quarter 2025

SELECTED PROPERTY DATA Development / Redevelopment & Alternative Strategy Portfolio Properties Unaudited (Dollars in Thousands)

						December 31, 2025		September 30, 2025		Annualized Contractual Cash Rent		Real Estate Book Value, Net	Total Tenants
	Ownership				% of Total	Occupancy %		Occupancy %
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	Leased (2)	Occupied (3)	Leased (2)	Occupied (3)	($'s)	SLG Share ($'s)

Development / Redevelopment
3 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	130,000	10.4	7.4	7.4	7.4	7.4	$370	$370	$18,776	4
19 East 65th Street	100.0	Plaza District	Fee Interest	14,639	1.2	—	—	—	—	—	—	21,634	—
185 Broadway	100.0	Lower Manhattan	Fee Interest	50,206	4.0	34.5	34.5	34.5	34.5	3,506	3,506	48,091	4
346 Madison Avenue	100.0	Grand Central	Fee Interest	275,138	22.0	40.4	40.4	N/A	N/A	5,495	5,495	164,058	28
750 Third Avenue	100.0	Grand Central North	Fee Interest	780,000	62.4	4.8	4.9	4.9	4.9	3,675	3,675	349,375	5

Total / Weighted Average Development / Redevelopment Properties				1,249,983	100.0%	14.1%	14.1%	6.7%	6.7%	$13,046	$13,046	$601,934	41

						December 31, 2025		September 30, 2025		Annualized Contractual Cash Rent		Investment Carrying Value, Net	Total Tenants
	Ownership				% of Total	Occupancy %		Occupancy %
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	Leased (2)	Occupied (3)	Leased (2)	Occupied (3)	($'s)	SLG Share ($'s)

Alternative Strategy Portfolio
2 Herald Square	95.0	Herald Square	Leasehold Interest	369,000	14.7	34.5	34.5	34.5	34.5	$26,222	$24,911	$104,164	5
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	17,150	0.7	100.0	100.0	100.0	100.0	3,680	1,104	—	1
115 Spring Street	51.0	Soho	Fee Interest	5,218	0.2	100.0	100.0	100.0	100.0	4,202	2,143	—	1
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	69,214	2.8	100.0	100.0	100.0	100.0	42,574	21,287	(93,304)	1
Worldwide Plaza	25.1	Westside	Fee Interest	2,048,725	81.6	61.9	61.9	61.9	61.7	76,538	19,173	16,014	21

Total / Weighted Average Alternative Strategy Portfolio Properties				2,509,307	100.0%	59.3%	59.3%	59.3%	59.1%	$153,216	$68,618	$26,874	29

(1) Represents the rentable square footage at the time the property was acquired.
(2) Inclusive of leases signed but not yet commenced.
(3) Based on commenced leases. For GAAP purposes revenue may not yet be recognized for certain commenced leases.

Supplemental Information	33	Fourth Quarter 2025

SELECTED PROPERTY DATA Retail Within Operating, Development / Redevelopment and Alternative Strategy Portfolio Properties Unaudited (Dollars in Thousands)

						December 31, 2025		September 30, 2025		Annualized Contractual Cash Rent		Total Tenants
	Ownership				% of Total	Occupancy %		Occupancy %
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	Leased (2)	Occupied (3)	Leased (2)	Occupied (3)	($'s)	SLG Share ($'s)

HIGH STREET RETAIL - Consolidated Properties
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	159,343	10.9	69.5	69.5	N/A	N/A	$9,449	$9,449	7
690 Madison Avenue	90.0	Plaza District	Fee Interest	7,944	0.5	100.0	100.0	100.0	100.0	4,504	4,054	1
760 Madison Avenue	100.0	Plaza District	Fee Interest	22,648	1.6	100.0	100.0	100.0	100.0	18,554	18,554	1

Subtotal / Weighted Average				189,935	13.0%	74.4%	74.4%	100.0%	100.0%	$32,507	$32,057	9

HIGH STREET RETAIL - Unconsolidated Properties
1552 Broadway/1560 Broadway Signage	50.0	Times Square	Fee / Leasehold Interest	12,719	0.9	100.0	100.0	100.0	100.0	$4,200	$2,100	1

Subtotal / Weighted Average				12,719	0.9%	100.0%	100.0%	100.0%	100.0%	$4,200	$2,100	1

Total / Weighted Average High Street Retail				202,654	13.9%	76.1%	76.1%	100.0%	100.0%	$36,707	$34,157	10

OTHER RETAIL - Consolidated Properties
10 East 53rd Street	100.0	Plaza District	Fee Interest	38,657	2.7	100.0	100.0	100.0	100.0	$4,201	$4,201	3
100 Church Street	100.0	Downtown	Fee Interest	61,708	4.4	100.0	100.0	100.0	100.0	4,448	4,448	10
110 Greene Street	100.0	Soho	Fee Interest	16,121	1.1	100.0	100.0	100.0	100.0	4,749	4,749	3
125 Park Avenue	100.0	Grand Central	Fee Interest	32,124	2.2	100.0	80.6	47.0	47.0	2,179	2,179	6
185 Broadway	100.0	Lower Manhattan	Fee Interest	16,413	1.1	100.0	100.0	100.0	100.0	3,506	3,506	4
304 Park Avenue South	100.0	Midtown South	Fee Interest	25,330	1.7	100.0	100.0	100.0	100.0	3,857	3,857	5
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	54,026	3.7	100.0	100.0	100.0	100.0	5,394	5,394	6
461 Fifth Avenue	100.0	Midtown	Fee Interest	16,149	1.1	100.0	100.0	100.0	100.0	1,104	1,104	2
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	41,701	2.9	68.5	68.5	68.5	68.5	4,453	4,453	7
500 Park Avenue	100.0	Park Avenue	Fee Interest	11,976	0.8	100.0	100.0	100.0	100.0	1,257	1,257	3
555 West 57th Street	100.0	Midtown West	Fee Interest	53,186	3.6	100.0	100.0	100.0	100.0	3,174	3,174	2
711 Third Avenue	100.0	Grand Central North	Leasehold Interest	25,639	1.8	83.5	83.5	83.5	83.5	2,365	2,365	2
750 Third Avenue (4)	100.0	Grand Central North	Fee Interest	24,827	1.7	42.3	42.3	47.5	47.5	1,598	1,598	3
800 Third Avenue	100.0	Grand Central North	Fee Interest	9,900	0.7	100.0	100.0	100.0	100.0	987	987	2
810 Seventh Avenue	100.0	Times Square	Fee Interest	18,207	1.2	98.6	98.6	98.6	98.6	4,414	4,414	3
885 Third Avenue	100.0	Midtown / Plaza District	Fee / Leasehold Interest	9,140	0.6	100.0	100.0	100.0	100.0	557	557	2
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	54,273	3.7	96.1	96.1	96.1	94.6	3,426	3,426	5
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	17,797	1.2	100.0	100.0	100.0	100.0	2,861	2,861	6

Subtotal / Weighted Average				527,174	36.2%	93.5%	92.4%	90.6%	90.4%	$54,530	$54,530	74

OTHER RETAIL - Unconsolidated Properties
One Madison Avenue	25.5	Park Avenue South	Fee Interest	109,893	7.5	100.0	100.0	100.0	98.2	$5,977	$1,524	8
One Vanderbilt Avenue	55.0	Grand Central	Fee Interest	34,885	2.4	100.0	100.0	100.0	100.0	5,937	3,265	7
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	37,325	2.6	100.0	100.0	100.0	100.0	3,878	2,327	3
100 Park Avenue	50.8	Grand Central South	Fee Interest	38,556	2.6	100.0	100.0	100.0	100.0	3,407	1,731	7
220 East 42nd Street	51.0	Grand Central	Fee Interest	33,866	2.3	81.0	81.0	81.0	81.0	1,957	998	4
245 Park Avenue	50.1	Park Avenue	Fee Interest	31,014	2.1	93.5	57.0	93.5	57.0	1,163	583	2
280 Park Avenue	50.0	Park Avenue	Fee Interest	28,219	1.9	100.0	100.0	100.0	100.0	1,673	837	3
450 Park Avenue	25.1	Park Avenue	Fee Interest	6,317	0.4	100.0	100.0	100.0	100.0	1,845	463	1
919 Third Avenue	51.0	Grand Central North	Fee Interest	29,441	2.0	100.0	100.0	100.0	100.0	3,936	2,007	4
1515 Broadway	56.9	Times Square	Fee Interest	182,011	12.6	99.8	99.8	99.8	99.8	32,657	18,581	7

Subtotal / Weighted Average				531,527	36.4%	98.3%	96.2%	98.3%	95.8%	$62,430	$32,316	46

Total / Weighted Average Other Retail				1,058,701	72.6%	95.9%	94.3%	94.5%	93.1%	$116,960	$86,846	120

(1) Represents the rentable square footage at the time the property was acquired.
(2) Inclusive of leases signed but not yet commenced.
(3) Based on commenced leases. For GAAP purposes revenue may not yet be recognized for certain commenced leases.
(4) Redevelopment properties.

Supplemental Information	34	Fourth Quarter 2025

SELECTED PROPERTY DATA - CONTINUED Retail Within Operating, Development / Redevelopment and Alternative Strategy Portfolio Properties Unaudited (Dollars in Thousands)

							December 31, 2025		September 30, 2025		Annualized Contractual Cash Rent		Total Tenants
	Ownership					% of Total	Occupancy %		Occupancy %
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)		Sq. Feet	Leased (2)	Occupied (3)	Leased (2)	Occupied (3)	($'s)	SLG Share ($'s)

ALTERNATIVE STRATEGY PORTFOLIO - Unconsolidated Properties
2 Herald Square	95.0	Herald Square	Leasehold Interest	94,531		6.5	40.6	40.6	40.6	40.6	$15,118	$14,363	3
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	17,150		1.2	100.0	100.0	100.0	100.0	3,680	1,104	1
115 Spring Street	51.0	Soho	Fee Interest	5,218		0.4	100.0	100.0	100.0	100.0	4,202	2,143	1
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	69,214		4.7	100.0	100.0	100.0	100.0	42,574	21,287	1
Worldwide Plaza	25.1	Westside	Fee Interest	10,592	(4)	0.7	84.9	84.9	84.9	84.9	1,251	313	7

Subtotal / Weighted Average				196,705		13.5%	70.6%	70.6%	70.6%	70.6%	$66,825	$39,210	13

Total / Weighted Average Alternative Strategy Portfolio				196,705		13.5%	70.6%	70.6%	70.6%	70.6%	$66,825	$39,210	13

Retail Grand Total / Weighted Average				1,458,060		100.0%	89.8%	88.6%	91.0%	90.0%	$220,492	$160,213	143

(1) Represents the rentable square footage at the time the property was acquired.
(2) Inclusive of leases signed but not yet commenced.
(3) Based on commenced leases. For GAAP purposes revenue may not yet be recognized for certain commenced leases.
(4) Excludes the theatre, parking garage, fitness gym and other amenity space totaling 241,371 square feet.

Supplemental Information	35	Fourth Quarter 2025

LARGEST TENANTS BY SLG SHARE OF ANNUALIZED CASH RENT (1) Unaudited (Dollars in Thousands Except Per SF)

		Ownership Interest %	Lease Expiration (2)	Total Rentable Square Feet	Annualized Contractual Cash Rent ($)	SLG Share of Annualized Contractual Cash Rent ($)	% of SLG Share of Annualized Contractual Cash Rent (3)	Annualized Contractual Rent PSF		Investment Grade Credit Rating (4)
Tenant Name	Property
Paramount Global	1515 Broadway	56.9	Jun 2031	1,604,544	$109,553	$62,335	4.4%	$68.28
	555 West 57th Street	100.0	Apr 2029	186,266	10,998	10,998	0.8%	59.04
	1515 Broadway	56.9	Mar 2028	9,106	2,219	1,263	0.1%	243.73
				1,799,916	$122,770	$74,596	5.3%	$68.21		BBB-

UBS Americas, Inc.	11 Madison Avenue	60.0	May 2037	1,184,489	$80,929	$48,558	3.4%	$68.32		A+
Bloomberg L.P.	919 Third Avenue	51.0	Feb 2040	926,156	$63,990	$32,635	2.3%	$69.09
Sony Corporation	11 Madison Avenue	60.0	Jan 2031	578,791	$53,094	$31,857	2.2%	$91.73		A

McDermott Will & Emery LLP	One Vanderbilt Avenue	55.0	Dec 2042	169,586	$31,538	$17,346	1.2%	$185.97
	919 Third Avenue	51.0	Jun 2036	281,651	20,945	10,682	0.8%	74.36
	420 Lexington Avenue	100.0	Oct 2026	10,043	641	641	—	63.82
				461,280	$53,124	$28,669	2.0%	$115.17

Societe Generale	245 Park Avenue	50.1	Oct 2032	520,831	$50,120	$25,110	1.8%	$96.23		A
The City of New York	100 Church Street	100.0	Mar 2034	510,007	$22,925	$22,925	1.6%	$44.95		Aa2

Metro-North Commuter Railroad Company	420 Lexington Avenue	100.0	Nov 2034	344,873	$22,097	$22,097	1.6%	$64.07
	420 Lexington Avenue	100.0	Jan 2027	7,537	454	454	—	60.20
				352,410	$22,551	$22,551	1.6%	$63.99	(5)	A1

Nike Retail Services, Inc.	650 Fifth Avenue	50.0	Jan 2033	69,214	$42,574	$21,287	1.5%	$615.10		A+

WME IMG, LLC	304 Park Avenue	100.0	Apr 2028	174,069	$14,225	$14,226	1.0%	$81.73
	11 Madison Avenue	60.0	Sep 2030	104,618	11,370	6,822	0.5%	$108.68
				278,687	$25,595	$21,048	1.5%	$91.84

Franklin Templeton Companies LLC	One Madison Avenue	25.5	May 2040	354,976	$48,970	$12,977	0.9%	$137.95
	280 Park Avenue	50.0	Nov 2031	128,993	14,165	7,083	0.5%	$109.81
				483,969	$63,135	$20,060	1.4%	$130.45		A

TD Bank US Holding Company	One Vanderbilt Avenue	55.0	Jul 2041	193,159	$26,196	$14,408	1.1%	$135.62	(5)
	One Vanderbilt Avenue	55.0	Aug 2041	6,843	3,247	1,786	0.1%	474.45
	125 Park Avenue	100.0	Oct 2030	26,536	1,959	1,959	0.1%	73.81
	125 Park Avenue	100.0	Mar 2034	25,171	1,652	1,652	0.1%	65.64
				251,709	$33,054	$19,805	1.4%	$131.32		A+

Carlyle Investment Management LLC	One Vanderbilt Avenue	55.0	Sep 2036	194,702	$34,744	$19,109	1.3%	$178.45	(5)	A-
Giorgio Armani Corporation	760 Madison Avenue	100.0	Oct 2038	22,648	$18,554	$18,554	1.3%	$819.24

Ares Management LLC	245 Park Avenue	50.1	Jun 2043	251,175	$29,840	$14,950	1.1%	$118.80
	245 Park Avenue	50.1	Dec 2028	36,316	3,741	1,874	0.1%	$103.00
				287,491	$33,581	$16,824	1.2%	$116.81		A-

PJT Partners Holdings LP	280 Park Avenue	50.0	Jun 2041	269,821	$32,508	$16,254	1.1%	$120.48
Hess Corp	1185 Avenue of the Americas	100.0	Dec 2027	167,169	$16,156	$16,156	1.1%	$96.64		AA-

The Toronto Dominion Bank	One Vanderbilt Avenue	55.0	Apr 2042	142,892	$21,330	$11,732	0.8%	$149.28	(5)
	125 Park Avenue	100.0	Apr 2042	52,450	3,611	3,611	0.3%	$68.85
				195,342	$24,941	$15,343	1.1%	$127.68		A+

BMW of Manhattan, Inc.	555 West 57th Street	100.0	Jul 2032	226,556	$13,474	$13,474	0.9%	$59.47		A
	One Vanderbilt Avenue	55.0	Dec 2037	97,652	$23,319	$12,823	0.9%	$238.79

Total				8,878,840	$831,138	$497,638	34.9%

(1) Based on commenced leases.
(2) Expiration of current lease term and does not reflect extension options.
(3) SLG Share of Annualized Cash Rent includes Manhattan, Suburban, Retail, Residential, Development / Redevelopment and Alternative Strategy Portfolio properties.
(4) Corporate or bond rating from S&P, Fitch or Moody's.
(5) Tenant pays rent on a net basis. Rent PSF reflects gross rent equivalent.

Supplemental Information	36	Fourth Quarter 2025

TENANT DIVERSIFICATION - MANHATTAN COMMERCIAL Unaudited

Supplemental Information	37	Fourth Quarter 2025

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Square Feet (1)	Rentable SF	Escalated Rent/Rentable SF ($'s)(2)

Available Space at 9/30/25			2,323,919

Space which became available during the Quarter (3):
Office
	10 East 53rd Street	4	21,955	25,043	$89.70
	100 Park Avenue	1	832	2,021	87.76
	110 Greene Street	5	8,424	8,396	95.17
	125 Park Avenue	1	4,060	4,174	77.97
	220 East 42nd Street	2	13,263	14,684	68.31
	280 Park Avenue	1	4,637	4,171	100.22
	420 Lexington Avenue	7	11,378	15,278	62.33
	450 Park Avenue	3	31,209	31,015	117.50
	461 Fifth Avenue	1	3,898	4,051	107.37
	810 Seventh Avenue	2	28,091	31,135	64.44
	1185 Avenue of the Americas	2	200,356	206,628	96.54
	1350 Avenue of the Americas	1	2,743	2,578	92.32
	Total/Weighted Average	30	330,846	349,174	$92.13

Retail
	125 Park Avenue	1	7,201	6,234	$342.11
	500 Park Avenue	1	2,955	2,955	28.43
	Total/Weighted Average	2	10,156	9,189	$241.24

Storage
	110 Greene Street	1	170	172	$25.00
	1185 Avenue of the Americas	1	3,858	3,858	43.84
	Total/Weighted Average	2	4,028	4,030	$43.04

	Total Space which became available during the Quarter
	Office	30	330,846	349,174	$92.13
	Retail	2	10,156	9,189	$241.24
	Storage	2	4,028	4,030	$43.04
		34	345,030	362,393	$95.36

	Total Available Space		2,668,949

(1) Represents the rentable square footage at the time the property was acquired.
(2) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.
(3) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	38	Fourth Quarter 2025

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Square Feet (1)	Rentable SF	New Cash Rent / Rentable SF(2)	Prev. Escalated Rent/ Rentable SF(3)	TI / Rentable SF	Free Rent # of Months

Available Space				2,668,949

Office
	10 East 53rd Street	2	8.1	14,673	16,755	$98.50	$95.65	$51.22	6.9
	100 Park Avenue	1	11.0	11,953	10,889	90.00	93.08	139.39	12.0
	110 Greene Street	4	6.6	14,140	14,323	104.76	94.51	16.82	4.5
	125 Park Avenue	1	9.3	2,172	2,302	70.00	22.27	161.81	6.0
	220 East 42nd Street	2	6.9	18,792	21,485	59.75	67.04	103.20	3.3
	245 Park Avenue	1	8.5	38,363	37,224	185.00	—	95.31	6.0
	280 Park Avenue	1	8.6	7,810	9,226	105.00	—	45.00	6.0
	420 Lexington Avenue	6	4.5	11,775	19,680	67.13	71.69	107.77	3.4
	450 Park Avenue	1	1.8	10,586	10,392	126.93	105.81	—	—
	461 Fifth Avenue	2	7.6	10,537	11,185	91.71	93.52	98.31	7.0
	800 Third Avenue	1	11.2	2,476	2,533	60.00	—	140.00	14.0
	810 Seventh Avenue	5	7.3	44,808	50,076	64.29	63.64	76.28	6.1
	885 Third Avenue	1	16.5	7,122	7,138	82.00	—	—	6.0
	1185 Avenue of the Americas	3	2.4	52,252	54,007	51.95	100.70	—	2.4
	1350 Avenue of the Americas	1	10.0	2,743	2,578	92.00	92.32	17.02	4.0
	Total/Weighted Average	32	6.6	250,202	269,793	$89.32	$88.33	$61.56	5.0

Retail
	One Madison Avenue	1	15.5	2,034	1,966	$81.38	$—	$254.32	6.0
	125 Park Avenue	1	15.6	6,955	17,017	$39.67	75.70	17.63	8.0
	500 Park Avenue	1	0.5	2,955	2,471	34.00	34.00	—	—
	1185 Avenue of the Americas	1	10.3	779	787	30.50	—	—	4.0
	Total/Weighted Average	4	13.7	12,723	22,241	$42.40	$70.41	$35.97	6.8

Storage
	1185 Avenue of the Americas	1	0.7	3,858	4,017	$38.00	$—	$—	1.0
	Total/Weighted Average	1	0.7	3,858	4,017	$38.00	$—	$—	1.0

Leased Space
	Office (4)	32	6.6	250,202	269,793	$89.32	$88.33	$61.56	5.0
	Retail	4	13.7	12,723	22,241	$42.40	$70.41	$35.97	6.8
	Storage	1	0.7	3,858	4,017	$38.00	$—	$—	1.0
	Total	37	7.0	266,783	296,051	$85.10	$85.88	$58.80	5.1

Total Available Space as of 12/31/25				2,402,166
Early Renewals
Office
	100 Park Avenue	1	1.0	24,839	27,825	$67.70	$67.70	$—	—
	125 Park Avenue	1	5.3	10,303	10,961	77.21	75.39	16.39	3.0
	280 Park Avenue	1	5.4	38,733	40,639	115.00	103.28	45.00	5.0
	420 Lexington Avenue	2	1.4	3,081	4,246	66.92	$61.16	—	—
	800 Third Avenue	2	3.6	24,597	26,977	63.71	57.00	23.24	1.8
	810 Seventh Avenue	1	0.6	5,912	7,284	68.47	60.54	—	—
	885 Third Avenue	1	10.8	3,350	3,350	75.00	99.39	56.74	5.0
	Total/Weighted Average	9	3.7	110,815	121,282	$83.74	$78.15	$23.30	2.5

Retail
	420 Lexington Avenue	1	5.0	274	205	$90.00	$119.05	—	—
	1515 Broadway	1	2.0	6,721	7,020	462.96	1,266.32	—	—
	Total/Weighted Average	2	2.1	6,995	7,225	$452.38	$1,233.77	$—	—
Storage
	420 Lexington Avenue	1	1.6	291	291	$33.77	$31.84	—	—
	Total/Weighted Average	1	1.6	291	291	$33.77	$31.84	$—	—

Renewals
	Early Renewals Office	9	3.7	110,815	121,282	$83.74	$78.15	$23.30	2.5
	Early Renewals Retail	2	2.1	6,995	7,225	$452.38	$1,233.77	$—	—
	Early Renewals Storage	1	1.6	291	291	$33.77	$31.84	$—	—
	Total	12	3.6	118,101	128,798	$104.31	$142.87	$21.94	2.3

(1) Represents the rentable square footage at the time the property was acquired.
(2) Annual initial base rent.
(3) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.
(4) Average starting office rent excluding new tenants replacing vacancies is $84.89/rsf for 123,086 rentable SF.
Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $84.32/rsf for 244,368 rentable SF.

Supplemental Information	39	Fourth Quarter 2025

LEASE EXPIRATIONS - MANHATTAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)
Wholly-Owned and Consolidated JV Properties
2025 (3)	11	45,517	45,517	0.5%	$3,353,483	$3,353,483	$73.68

1st Quarter 2026	17	100,528	100,528	1.2%	$8,370,914	$8,370,914	$83.27
2nd Quarter 2026	23	132,201	132,201	1.6%	9,925,904	9,925,904	75.08
3rd Quarter 2026	20	251,020	251,020	3.0%	13,673,716	13,673,716	54.47
4th Quarter 2026	25	326,307	326,307	3.8%	23,720,827	23,720,827	72.69
Total 2026	85	810,056	810,056	9.6%	$55,691,361	$55,691,361	$68.75

2027	79	722,097	722,097	8.6%	58,250,447	58,250,447	$80.67
2028	77	689,431	689,431	8.2%	51,965,011	51,965,011	75.37
2029	69	773,834	773,834	9.2%	54,798,643	54,798,643	70.81
2030	63	994,055	994,055	11.8%	71,101,131	71,101,131	71.53
2031	37	324,063	324,063	3.9%	25,158,396	25,158,396	77.63
2032	31	814,040	814,040	9.7%	53,029,491	53,029,491	65.14
2033	27	423,786	423,786	5.0%	33,888,479	33,888,479	79.97
2034	34	1,314,808	1,314,808	15.6%	77,371,038	77,371,038	58.85
Thereafter	79	1,491,915	1,491,915	17.9%	106,409,659	106,409,659	71.32
Grand Total	592	8,403,602	8,403,602	100.0%	$591,017,139	$591,017,139	$70.33

Unconsolidated JV Properties
2025 (3)	3	37,509	18,850	0.3%	$2,915,466	$1,462,867	$77.73

1st Quarter 2026	1	31,164	7,822	0.2%	$3,998,665	$1,003,665	$128.31
2nd Quarter 2026	4	28,869	14,478	0.2%	2,764,194	1,385,491	95.75
3rd Quarter 2026	4	57,738	29,307	0.4%	8,930,962	4,570,300	154.68
4th Quarter 2026	6	68,148	34,321	0.6%	6,668,937	3,355,402	97.86
Total 2026	15	185,919	85,928	1.4%	$22,362,758	$10,314,858	$120.28

2027	22	281,047	126,598	2.1%	$36,883,021	$17,211,749	$131.23
2028	24	265,713	131,808	2.0%	41,948,216	21,535,772	157.87
2029	12	118,185	57,029	0.9%	14,135,688	6,544,235	119.61
2030	15	262,767	139,491	2.0%	34,983,745	18,707,521	133.14
2031	24	2,853,460	1,590,467	21.6%	222,963,801	123,409,134	78.14
2032	13	991,547	504,448	7.5%	89,930,850	45,673,743	90.70
2033	11	267,630	137,287	2.0%	29,005,780	15,106,160	108.38
2034	7	390,369	191,500	3.0%	38,860,134	19,142,010	99.55
Thereafter	91	7,539,270	3,724,070	57.2%	780,636,723	379,947,771	103.54
Grand Total	237	13,193,416	6,707,476	100.0%	$1,314,626,182	$659,055,820	$99.64

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Includes month to month holdover tenants that expired prior to December 31, 2025.

Supplemental Information	40	Fourth Quarter 2025

LEASE EXPIRATIONS Retail Leases Within Operating, Development / Redevelopment and Alternative Strategy Portfolio Properties Wholly-Owned and Consolidated JV's Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)
High Street Retail
2025 (3)	—	—	—	—%	$—	$—	$—
2026	—	—	—	—%	—	—	—
2027	—	—	—	—%	—	—	—
2028	—	—	—	—%	—	—	—
2029	2	2,238	2,238	1.6%	558,108	558,108	249.38
2030	1	2,418	2,418	1.7%	594,141	594,140.88	245.72
2031	—	—	—	—%	—	—	—
2032	1	1,445	1,445	1.0%	258,757	258,757	179.07
2033	2	10,844	10,050	7.6%	4,928,464	4,478,063	454.49
2034	—	—	—	—%	—	—	—
Thereafter	3	125,027	125,027	88.1%	26,167,491	26,167,491	209.29
	9	141,972	141,178	100.0%	$32,506,961	$32,056,560	$228.97
Vacancy (4)		48,529
Grand Total		190,501

Other Retail
2025 (3)	—	—	—	—%	$—	$—	$—
2026	5	15,170	15,170	3.1%	1,641,196	1,641,196	108.19
2027	4	26,476	26,476	5.4%	4,412,071	4,412,071	166.64
2028	5	16,034	16,034	3.3%	3,140,438	3,140,438	195.86
2029	4	27,702	27,702	5.6%	2,610,517	2,610,517	94.24
2030	5	44,135	44,135	9.0%	6,540,064	6,540,064	148.18
2031	4	7,548	7,548	1.5%	1,257,170	1,257,170	166.56
2032	9	77,963	77,963	15.9%	6,874,377	6,874,377	88.17
2033	6	61,578	61,578	12.5%	7,970,826	7,970,826	129.44
2034	10	37,193	37,193	7.6%	2,286,750	2,286,750	61.48
Thereafter	22	177,851	177,851	36.1%	17,796,278	17,796,278	100.06
	74	491,650	491,650	100.0%	$54,529,687	$54,529,687	$110.91
Vacancy (4)		39,941
Grand Total		531,591

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Includes month to month holdover tenants that expired prior to December 31, 2025.
(4) Includes square footage of leases signed but not yet commenced.

Supplemental Information	41	Fourth Quarter 2025

LEASE EXPIRATIONS Retail Leases Within Operating, Development / Redevelopment and Alternative Strategy Portfolio Properties Unconsolidated JV's Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)
High Street Retail
2025 (3)	—	—	—	—%	$—	$—	$—
2026	—	—	—	—%	—	—	—
2027	—	—	—	—%	—	—	—
2028	—	—	—	—%	—	—	—
2029	—	—	—	—%	—	—	—
2030	—	—	—	—%	—	—	—
2031	—	—	—	—%	—	—	—
2032	—	—	—	—%	—	—	—
2033	—	—	—	—%	—	—	—
2034	—	—	—	—%	—	—	—
Thereafter	1	12,520	6,260	100.0%	4,200,000	2,100,000	335.46
	1	12,520	6,260	100.0%	$4,200,000	$2,100,000	$335.46
Vacancy (4)		—
Grand Total		12,520

Other Retail
2025 (3)	—	—	—	—%	$—	$—	$—
2026	—	—	—	—%	—	—	—
2027	3	19,225	10,237	3.8%	11,850,162	6,688,294	616.39
2028	4	29,892	16,169	5.9%	12,435,230	6,994,744	416.01
2029	2	28,316	14,785	5.6%	4,172,759	1,859,876	147.36
2030	2	11,970	6,811	2.4%	7,119,628	4,051,069	594.79
2031	5	47,335	24,141	9.3%	4,401,772	2,302,524	92.99
2032	2	18,864	9,499	3.7%	1,359,810	686,176	72.08
2033	2	4,721	2,412	0.9%	589,969	301,198	124.97
2034	1	2,133	1,067	0.4%	121,164	60,582	56.80
Thereafter	25	346,079	159,310	68.0%	20,379,393	9,372,003	58.89
	46	508,535	244,431	100.0%	$62,429,887	$32,316,466	$122.76
Vacancy (4)		24,058
Grand Total		532,593

Alternative Strategy Portfolio
2025 (3)	1	1,277	320	1.0%	$108,000	$27,054	$84.57
2026	3	17,869	6,382	13.4%	7,956,860	3,265,722	445.29
2027	1	1,685	422	1.3%	457,341	114,564	271.42
2028	1	1,819	456	1.4%	220,754	55,299	121.36
2029	2	1,425	938	1.1%	632,536	524,663	443.88
2030	—	—	—	—%	—	—	—
2031	2	23,536	21,079	17.6%	7,731,078	7,209,147	328.48
2032	—	—	—	—%	—	—	—
2033	2	85,557	50,132	63.7%	49,631,446	27,991,771	580.10
2034	—	—	—	—%	—	—	—
Thereafter	1	647	162	0.5%	87,312	21,872	134.95
	13	133,815	79,891	100.0%	$66,825,327	$39,210,092	$499.39
Vacancy (4)		56,625
Grand Total		190,440

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Includes month to month holdover tenants that expired prior to December 31, 2025.
(4) Includes square footage of leases signed but not yet commenced.

Supplemental Information	42	Fourth Quarter 2025

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan Office Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	12/31/2025
2001 - 2024 Acquisitions
Jun-01	317 Madison Avenue	Grand Central	100.0%	Fee Interest	450,000	$105,600	95.0	N/A
Sep-01	1250 Broadway	Penn Station	49.9	Fee Interest	670,000	126,500	97.7	N/A
May-02	1515 Broadway	Times Square	55.0	Fee Interest	1,750,000	483,500	98.0	99.7
Feb-03	220 East 42nd Street	Grand Central	100.0	Fee Interest	1,135,000	265,000	91.9	93.5
Mar-03	125 Broad Street	Downtown	100.0	Fee Interest	525,000	92,000	100.0	N/A
Oct-03	461 Fifth Avenue	Midtown	100.0	Leasehold Interest	200,000	60,900	93.9	85.0
Dec-03	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,000,000	98.8	N/A
Mar-04	19 West 44th Street	Midtown	35.0	Fee Interest	292,000	67,000	86.0	N/A
Jul-04	750 Third Avenue	Grand Central	100.0	Fee Interest	779,000	255,000	100.0	4.8
Jul-04	485 Lexington Avenue	Grand Central	30.0	Fee Interest	921,000	225,000	100.0	77.8
Oct-04	625 Madison Avenue	Plaza District	100.0	Leasehold Interest	563,000	231,500	68.0	N/A
Feb-05	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	105,000	87.0	N/A
Apr-05	1 Madison Avenue	Park Avenue South	55.0	Fee Interest	1,177,000	803,000	96.0	N/A
Apr-05	5 Madison Avenue Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	115,000	N/A	N/A
Jun-05	19 West 44th Street	Midtown	65.0	Fee Interest	—	91,200	92.2	N/A
Mar-06	521 Fifth Avenue	Midtown	100.0	Leasehold Interest	460,000	210,000	97.0	N/A
Jun-06	609 Fifth Avenue	Midtown	100.0	Fee Interest	160,000	182,000	98.5	N/A
Dec-06	485 Lexington Avenue	Grand Central	70.0	Fee Interest	—	578,000	90.5	77.8
Dec-06	800 Third Avenue	Grand Central North	43.0	Fee Interest	526,000	285,000	96.9	84.3
Jan-07	Reckson - NYC Portfolio	Various	100.0	Fee Interests / Leasehold Interest	5,612,000	3,679,530	98.3	85.1
Apr-07	331 Madison Avenue	Grand Central	100.0	Fee Interest	114,900	73,000	97.6	N/A
Apr-07	1745 Broadway	Midtown	32.3	Leasehold Interest	674,000	520,000	100.0	N/A
Jun-07	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	183,000	100.0	N/A
Aug-07	1 Madison Avenue	Park Avenue South	45.0	Fee Interest	1,177,000	1,000,000	99.8	N/A
Dec-07	388 & 390 Greenwich Street	Downtown	50.6	Fee Interest	2,635,000	1,575,000	100.0	N/A
Jan-10	100 Church Street	Downtown	100.0	Fee Interest	1,047,500	181,600	41.3	93.1
May-10	600 Lexington Avenue	Grand Central North	55.0	Fee Interest	303,515	193,000	93.6	N/A
Aug-10	125 Park Avenue	Grand Central	100.0	Fee Interest	604,245	330,000	99.1	98.0
Jan-11	521 Fifth Avenue	Midtown	49.9	Leasehold Interest	460,000	245,700	80.7	N/A
Apr-11	1515 Broadway	Times Square	45.0	Fee Interest	1,750,000	1,210,000	98.5	99.7
May-11	110 East 42nd Street	Grand Central	100.0	Fee Interest	205,000	85,570	72.6	N/A
May-11	280 Park Avenue	Park Avenue	49.5	Fee Interest	1,219,158	1,110,000	78.2	90.5
Nov-11	180 Maiden Lane	Financial East	49.9	Fee Interest	1,090,000	425,680	97.7	N/A
Nov-11	51 East 42nd Street	Grand Central	100.0	Fee Interest	142,000	80,000	95.5	N/A
Feb-12	10 East 53rd Street	Plaza District	55.0	Fee Interest	354,300	252,500	91.9	94.1
Jun-12	304 Park Avenue South	Midtown South	100.0	Fee Interest	215,000	135,000	95.8	91.9
Sep-12	641 Sixth Avenue	Midtown South	100.0	Fee Interest	163,000	90,000	92.1	N/A
Dec-12	315 West 36th Street	Times Square South	35.5	Fee Interest	147,619	46,000	99.2	N/A
May-14	388 & 390 Greenwich Street	Downtown	49.4	Fee Interest	2,635,000	1,585,000	100.0	N/A
Jul-15	110 Greene Street	Soho	90.0	Fee Interest	223,600	255,000	84.0	92.7
Aug-15	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	4,650	100.0	N/A
Aug-15	11 Madison Avenue	Park Avenue South	100.0	Fee Interest	2,314,000	2,285,000	71.6	93.0
Dec-15	600 Lexington Avenue	Grand Central North	45.0	Fee Interest	303,515	284,000	95.5	N/A
Oct-17	Worldwide Plaza	Westside	24.4	Fee Interest	2,048,725	1,725,000	100.0	61.9
May-18	2 Herald Square	Herald Square	100.0	Leasehold Interest	369,000	266,000	81.6	34.5
May-19	110 Greene Street	Soho	10.0	Fee Interest	223,600	256,500	93.3	92.7
Jul-20	885 Third Avenue	Midtown / Plaza District	100.0	Fee / Leasehold Interest	625,300	387,932	94.8	81.5
Oct-20	590 Fifth Avenue	Midtown	100.0	Fee Interest	103,300	107,200	90.0	N/A
Jun-22	450 Park Avenue	Park Avenue	25.1	Fee Interest	337,000	445,000	79.8	90.7
Sep-22	245 Park Avenue	Park Avenue	100.0	Fee Interest	1,782,793	1,960,000	91.8	94.8
Dec-24	10 East 53rd Street	Plaza District	45.0	Fee Interest	354,300	236,000	97.6	94.1
					42,433,216	$26,494,062

Supplemental Information	43	Fourth Quarter 2025

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan Office Unaudited (Dollars in Thousands)

2025 Acquisitions
Jan-25	500 Park Avenue	Park Avenue	100.0	Fee Interest	201,411	$130,000	94.5	90.7
Apr-25	100 Park Avenue	Grand Central South	49.9	Fee Interest	834,000	360,000	93.1	96.8
Oct-25	800 Third Avenue	Grand Central North	39.5	Fee Interest	526,000	205,000	83.8	84.3
					1,561,411	$695,000

Supplemental Information	44	Fourth Quarter 2025

SUMMARY OF REAL ESTATE DISPOSITION ACTIVITY Manhattan Office Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2001 - 2024 Dispositions
Jan-01	633 Third Ave	Grand Central North	100.0%	Fee Interest	40,623	$13,250	$326
May-01	1 Park Ave	Grand Central South	45.0	Fee Interest	913,000	233,900	256
Jun-01	1412 Broadway	Times Square South	100.0	Fee Interest	389,000	90,700	233
Jul-01	110 East 42nd Street	Grand Central	100.0	Fee Interest	69,700	14,500	208
Sep-01	1250 Broadway	Penn Station	45.0	Fee Interest	670,000	126,500	189
Jun-02	469 Seventh Avenue	Penn Station	100.0	Fee Interest	253,000	53,100	210
Mar-03	50 West 23rd Street	Chelsea	100.0	Fee Interest	333,000	66,000	198
Jul-03	1370 Broadway	Times Square South	100.0	Fee Interest	255,000	58,500	229
Dec-03	321 West 44th Street	Times Square	100.0	Fee Interest	203,000	35,000	172
May-04	1 Park Avenue	Grand Central South	75.0	Fee Interest	913,000	318,500	349
Oct-04	17 Battery Place North	Financial	100.0	Fee Interest	419,000	70,000	167
Nov-04	1466 Broadway	Times Square	100.0	Fee Interest	289,000	160,000	554
Apr-05	1414 Avenue of the Americas	Plaza District	100.0	Fee Interest	111,000	60,500	545
Aug-05	180 Madison Avenue	Grand Central	100.0	Fee Interest	265,000	92,700	350
Jul-06	286 & 290 Madison Avenue	Grand Central	100.0	Fee Interest	149,000	63,000	423
Aug-06	1140 Avenue of the Americas	Rockefeller Center	100.0	Leasehold Interest	191,000	97,500	510
Dec-06	521 Fifth Avenue	Grand Central	50.0	Leasehold Interest	460,000	240,000	522
Mar-07	1 Park Avenue	Grand Central South	100.0	Fee Interest	913,000	550,000	602
Mar-07	70 West 36th Street	Garment	100.0	Fee Interest	151,000	61,500	407
Jun-07	110 East 42nd Street	Grand Central North	100.0	Fee Interest	181,000	111,500	616
Jun-07	125 Broad Street	Downtown	100.0	Fee Interest	525,000	273,000	520
Jun-07	5 Madison Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	200,000	749
Jul-07	292 Madison Avenue	Grand Central South	100.0	Fee Interest	187,000	140,000	749
Jul-07	1372 Broadway	Penn Station/Garment	85.0	Fee Interest	508,000	335,000	659
Nov-07	470 Park Avenue South	Park Avenue South/Flatiron	100.0	Fee Interest	260,000	157,000	604
Jan-08	440 Ninth Avenue	Penn Station	100.0	Fee Interest	339,000	160,000	472
May-08	1250 Broadway	Penn Station	100.0	Fee Interest	670,000	310,000	463
Oct-08	1372 Broadway	Penn Station/Garment	15.0	Fee Interest	508,000	274,000	539
May-10	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,280,000	502
Sep-10	19 West 44th Street	Midtown	100.0	Fee Interest	292,000	123,150	422
May-11	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	161,000	448
Aug-13	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	220,250	638
May-14	673 First Avenue	Grand Central South	100.0	Leasehold Interest	422,000	145,000	344
Sep-15	120 West 45th Street	Midtown	100.0	Fee Interest	440,000	365,000	830
Sep-15	315 West 36th Street	Times Square South	100.0	Fee Interest	148,000	115,000	777
Jun-16	388 & 390 Greenwich Street	Downtown	100.0	Fee Interest	2,635,000	2,000,000	759
Aug-16	11 Madison Avenue	Park Avenue South	40.0	Fee Interest	2,314,000	2,600,000	1,124
Nov-17	1515 Broadway	Times Square	30.0	Fee Interest	1,750,000	1,950,000	1,114
Jan-18	600 Lexington Avenue	Grand Central North	100.0	Fee Interest	303,515	305,000	1,005
Feb-18	1515 Broadway	Times Square	13.0	Fee Interest	1,750,000	1,950,000	1,114
May-18	1745 Broadway	Midtown	56.9	Leasehold Interest	674,000	633,000	939
Nov-18	3 Columbus Circle	Columbus Circle	48.9	Fee Interest	530,981	851,000	1,603
Nov-18	2 Herald Square	Herald Square	49.0	Leasehold Interest	369,000	265,000	718
May-19	521 Fifth Avenue	Grand Central	50.5	Fee Interest	460,000	381,000	828
Dec-20	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	5,200	75
Mar-21	55 West 46th Street - Tower 46	Midtown	25.0	Fee Interest	347,000	275,000	793
Jun-21	635 - 641 Sixth Avenue	Midtown South	100.0	Fee Interest	267,000	325,000	1,217
Jul-21	220 East 42nd Street	Grand Central	49.0	Fee Interest	1,135,000	783,500	690
Oct-21	590 Fifth Avenue	Midtown	100.0	Fee Interest	103,300	103,000	997
Dec-21	110 East 42nd Street	Grand Central	100.0	Fee Interest	215,400	117,075	544
Jun-23	245 Park Avenue	Park Avenue	49.9	Fee Interest	1,782,793	1,995,000	1,119
Nov-24	One Vanderbilt Avenue	Grand Central	11.0	Fee Interest	1,657,198	4,700,000	2,836
					31,352,356	$26,013,825	$830

Supplemental Information	45	Fourth Quarter 2025

SUMMARY OF REAL ESTATE DISPOSITION ACTIVITY Manhattan Office Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2025 Dispositions
Sep-25	One Vanderbilt Avenue	Grand Central	5.0	Fee Interest	1,657,198	$4,700,000	$2,836
Dec-25	100 Park Avenue	Grand Central South	49.0	Fee Interest	834,000	425,000	510
					2,491,198	$5,125,000	$2,057

Supplemental Information	46	Fourth Quarter 2025

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Retail, Residential, Development / Redevelopment and Land Unaudited (Dollars in Thousands)

				Interest			Gross Asset	Occupancy (%)
	Property	Type of Property	Submarket	Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	12/31/2025
2005 - 2025 Acquisitions
Jul-05	1551-1555 Broadway	Retail	Times Square	10.0%	Fee Interest	25,600	$85,000	N/A	N/A
Jul-05	21 West 34th Street	Retail	Herald Square	50.0	Fee Interest	30,100	17,500	N/A	N/A
Sep-05	141 Fifth Avenue	Retail	Flatiron	50.0	Fee Interest	21,500	13,250	N/A	N/A
Nov-05	1604 Broadway	Retail	Times Square	63.0	Leasehold Interest	29,876	4,400	17.2	N/A
Dec-05	379 West Broadway	Retail	Cast Iron/Soho	45.0	Leasehold Interest	62,006	19,750	100.0	N/A
Jan-06	25-29 West 34th Street	Retail	Herald Square/Penn Station	50.0	Fee Interest	41,000	30,000	55.8	N/A
Sep-06	717 Fifth Avenue	Retail	Midtown/Plaza District	32.8	Fee Interest	119,550	251,900	63.1	N/A
Aug-07	180 Broadway	Development	Lower Manhattan	50.0	Fee Interest	24,300	13,600	85.2	N/A
Apr-07	Two Herald Square	Land	Herald Square	55.0	Fee Interest	N/A	225,000	N/A	N/A
Jul-07	885 Third Avenue	Land	Midtown / Plaza District	55.0	Fee Interest	N/A	317,000	N/A	N/A
Feb-08	182 Broadway	Development	Lower Manhattan	50.0	Fee Interest	46,280	30,000	83.8	N/A
Nov-10	Williamsburg Terrace	Retail	Brooklyn, New York	100.0	Fee Interest	52,000	18,000	100.0	N/A
Dec-10	11 West 34th Street	Retail	Herald Square/Penn Station	30.0	Fee Interest	17,150	10,800	100.0	100.0
Dec-10	Two Herald Square	Land	Herald Square	45.0	Fee Interest	354,400	247,500	N/A	N/A
Dec-10	885 Third Avenue	Land	Midtown / Plaza District	45.0	Fee Interest	607,000	352,000	N/A	N/A
Dec-10	292 Madison Avenue	Land	Grand Central South	100.0	Fee Interest	203,800	78,300	N/A	N/A
Jan-11	3 Columbus Circle	Redevelopment	Columbus Circle	48.9	Fee Interest	741,500	500,000	20.1	N/A
Aug-11	1552-1560 Broadway	Retail	Times Square	50.0	Fee Interest	35,897	136,550	59.7	N/A
Sep-11	747 Madison Avenue	Retail	Plaza District	33.3	Fee Interest	10,000	66,250	100.0	N/A
Jan-12	DFR Residential and Retail Portfolio	Residential	Plaza District, Upper East Side	80.0	Fee Interests / Leasehold Interest	489,882	193,000	95.1	N/A
Jan-12	724 Fifth Avenue	Retail	Plaza District	50.0	Fee Interest	65,010	223,000	92.9	N/A
Jul-12	West Coast Office Portfolio	West Coast		27.6	Fee Interest	4,473,603	880,104	76.3	N/A
Aug-12	33 Beekman Street	Development	Downtown	45.9	Fee Interest	163,500	31,160	—	N/A
Sep-12	635 Sixth Avenue	Redevelopment	Midtown South	100.0	Fee Interest	104,000	83,000	—	N/A
Oct-12	1080 Amsterdam	Redevelopment	Upper West Side	87.5	Leasehold Interest	82,250	—	2.2	N/A
Dec-12	21 East 66th Street	Retail	Plaza District	32.3	Fee Interest	16,736	75,000	100.0	N/A
Dec-12	985-987 Third Avenue	Redevelopment	Upper East Side	100.0	Fee Interest	13,678	18,000	—	N/A
Dec-12	131-137 Spring Street	Retail	Soho	100.0	Fee Interest	68,342	122,300	100.0	N/A
Mar-13	248-252 Bedford Avenue	Residential	Brooklyn, New York	90.0	Fee Interest	66,611	54,900	—	N/A
Nov-13	650 Fifth Avenue	Retail	Plaza District	50.0	Leasehold Interest	32,324	—	63.6	100.0
Nov-13	315 West 33rd Street - The Olivia	Retail / Residential	Penn Station	100.0	Fee Interest	492,987	386,775	96.6	N/A
Nov-13	562, 570 & 574 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	66,962	146,222	74.6	N/A
Jul-14	719 Seventh Avenue	Retail	Times Square	75.0	Fee Interest	6,000	41,149	100.0	N/A
Jul-14	115 Spring Street	Retail	Soho	100.0	Fee Interest	5,218	52,000	100.0	100.0
Jul-14	752-760 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	21,124	282,415	100.0	100.0
Sep-14	121 Greene Street	Retail	Soho	50.0	Fee Interest	7,131	27,400	100.0	N/A
Sep-14	635 Madison Avenue	Land	Plaza District	100.0	Fee Interest	176,530	145,000	N/A	N/A
Oct-14	102 Greene Street	Retail	Soho	100.0	Fee Interest	9,200	32,250	100.0	N/A
Oct-14	175-225 Third Street	Redevelopment	Brooklyn, New York	95.0	Fee Interest	—	72,500	—	N/A
Nov-14	55 West 46th Street - Tower 46	Redevelopment	Midtown	100.0	Fee Interest	347,000	295,000	—	N/A
Feb-15	Stonehenge Portfolio	Residential	Various	Various	Fee Interest	2,589,184	40,000	96.5	N/A
Mar-15	1640 Flatbush Avenue	Redevelopment	Brooklyn, New York	100.0	Fee Interest	1,000	6,799	100.0	N/A
Jun-15	Upper East Side Residential	Residential	Upper East Side Residential	90.0	Fee Interest	27,000	50,074	96.4	N/A
Aug-15	187 Broadway & 5-7 Dey Street	Retail	Lower Manhattan	100.0	Fee Interest	73,600	63,690	90.5	N/A
Mar-16	183 Broadway	Retail	Lower Manhattan	100.0	Fee Interest	9,100	28,500	58.3	N/A
Apr-16	605 West 42nd Street - Sky	Residential	Midtown West	20.0	Fee Interest	927,358	759,046	—	N/A
Jul-18	1231 Third Avenue	Residential	Upper East Side	100.0	Fee Interest	38,992	55,355	100.0	N/A
Oct-18	133 Greene Street	Retail	Soho	100.0	Fee Interest	6,425	30,999	100.0	N/A
Dec-18	712 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	6,600	57,996	100.0	N/A
Apr-19	106 Spring Street	Redevelopment	Soho	100.0	Fee Interest	5,928	80,150	—	N/A
May-19	410 Tenth Avenue	Redevelopment	Hudson Yards	70.9	Fee Interest	638,000	440,000	76.3	N/A
Jan-20	762 Madison Avenue	Redevelopment	Plaza District	10.0	Fee Interest	6,109	29,250	55.1	N/A
Jan-20	707 Eleventh Avenue	Redevelopment	Midtown West	100.0	Fee Interest	159,720	90,000	54.3	N/A
Jan-20	126 Nassau Street	Development	Lower Manhattan	100.0	Leasehold Interest	98,412	—	87.3	100.0
Oct-20	85 Fifth Avenue	Retail	Midtown South	36.3	Fee Interest	12,946	59,000	100.0	N/A
Sep-21	1591-1597 Broadway	Land	Times Square	100.0	Fee Interest	7,684	121,000	N/A	N/A
Sep-21	690 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	7,848	72,221	100.0	100.0
Sep-22	5 Times Square	Redevelopment	Times Square	31.6	Leasehold Interest	1,127,931	1,096,714	22.5	N/A
Sep-23	625 Madison Avenue	Land	Plaza District	90.4	Fee Interest	563,000	620,245	N/A	N/A
Jan-24	2 Herald Square	Redevelopment	Herald Square	44.0	Leasehold Interest	369,000	120,000	43.9	34.5
Mar-24	719 Seventh Avenue	Retail	Times Square	25.0	Fee Interest	10,040	76,500	0.0	N/A
						15,815,924	$9,475,514
2025 Acquisitions
Oct-25	346 Madison Avenue	Development	Grand Central	100.0	Fee Interest	275,138	$160,000	40.4	40.4
						275,138	$160,000

Supplemental Information	47	Fourth Quarter 2025

SUMMARY OF REAL ESTATE DISPOSITION ACTIVITY Retail, Residential, Development / Redevelopment, Land and Alternative Strategy Portfolio Unaudited (Dollars in Thousands)

				Interest			Gross Asset Valuation
	Property	Type of Property	Submarket	Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2011 - 2024 Dispositions
Sep-11	1551-1555 Broadway	Retail	Times Square	10.0%	Fee Interest	25,600	$276,757	$10,811
Feb-12	141 Fifth Avenue	Retail	Flatiron	100.0	Fee Interest	13,000	46,000	3,538
Feb-12	292 Madison Avenue	Land	Grand Central South	100.0	Fee Interest	203,800	85,000	417
Apr-12	379 West Broadway	Retail	Cast Iron/Soho	100.0	Leasehold Interest	62,006	48,500	782
Jun-12	717 Fifth Avenue	Retail	Midtown/Plaza District	50.0	Fee Interest	119,550	617,584	5,166
Sep-12	3 Columbus Circle	Redevelopment	Columbus Circle	29.0	Fee Interest	214,372	143,600	670
Feb-13	44 West 55th Street	Retail	Plaza District	100.0	Fee Interest	8,557	6,250	730
Jun-13	West Coast Office Portfolio	West Coast	Los Angeles, California	100.0	Fee Interest	406,740	111,925	275
Aug-13	West Coast Office Portfolio	West Coast	Fountain Valley, California	100.0	Fee Interest	302,037	66,994	222
Sep-13	West Coast Office Portfolio	West Coast	San Diego, California	100.0	Fee Interest	110,511	45,400	411
Dec-13	27-29 West 34th Street	Retail	Herald Square/Penn Station	100.0	Fee Interest	15,600	70,052	4,491
Jan-14	21-25 West 34th Street	Retail	Herald Square/Penn Station	100.0	Fee Interest	30,100	114,948	3,819
Mar-14	West Coast Office Portfolio	West Coast		100.0	Fee Interest	3,654,315	756,000	207
May-14	747 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	10,000	160,000	16,000
Jul-14	985-987 Third Avenue	Redevelopment	Upper East Side	100.0	Fee Interest	13,678	68,700	5,023
Sep-14	180-182 Broadway	Redevelopment	Lower Manhattan	100.0	Fee Interest	156,086	222,500	1,425
Nov-14	2 Herald Square	Land	Herald Square/Penn Station	100.0	Fee Interest	354,400	365,000	1,030
Nov-14	55 West 46th Street - Tower 46	Redevelopment	Midtown	75.0	Fee Interest	347,000	295,000	850
Jan-15	180 Maiden Lane	Redevelopment	Financial East	100.0	Fee Interest	1,090,000	470,000	431
Aug-15	131-137 Spring Street	Retail	Soho	80.0	Fee Interest	68,342	277,750	4,064
Dec-15	570 & 574 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	24,327	125,400	5,155
Feb-16	248-252 Bedford Avenue	Residential	Brooklyn, New York	90.0	Fee Interest	66,611	55,000	826
Feb-16	885 Third Avenue	Land	Midtown / Plaza District	100.0	Fee Interest	607,000	453,000	746
May-16	33 Beekman Street	Redevelopment	Downtown	100.0	Fee Interest	163,500	196,000	1,199
Oct-16	400 East 57th Street	Residential	Upper East Side	49.0	Fee Interest	290,482	170,000	585
Apr-17	102 Greene Street	Retail	Soho	90.0	Fee Interest	9,200	43,500	4,728
Sep-17	102 Greene Street	Retail	Soho	10.0	Fee Interest	9,200	43,500	4,728
Apr-18	175-225 Third Street	Redevelopment	Brooklyn, New York	95.0	Fee Interest	—	115,000	—
Jun-18	635 Madison Avenue	Land	Plaza District	100.0	Fee Interest	176,530	153,000	867
Jul-18	724 Fifth Avenue	Retail	Plaza District	50.0	Fee Interest	65,010	365,000	5,615
Oct-18	72nd Street Assemblage & 1231 Third Avenue	Residential	Upper East Side	Various	Fee Interest	—	143,800	—
Jan-19	131-137 Spring Street	Retail	Soho	20.0	Fee Interest	68,342	216,000	3,161
Aug-19	115 Spring Street	Retail	Soho	49.0	Fee Interest	5,218	66,050	12,658
Dec-19	562 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	42,635	52,393	1,229
Dec-19	1640 Flatbush Avenue	Redevelopment	Brooklyn, New York	100.0	Fee Interest	1,000	16,150	16,150
Mar-20	315 West 33rd Street - The Olivia	Retail / Residential	Penn Station	100.0	Fee Interest	492,987	446,500	906
May-20	609 Fifth Avenue - Retail Condominium	Retail	Rockefeller Center	100.0	Fee Interest	21,437	168,000	7,837
Sep-20	400 East 58th Street	Residential	Upper East Side	90.0	Fee Interest	140,000	62,000	443
Dec-20	410 Tenth Avenue	Redevelopment	Hudson Yards	70.9	Fee Interest	638,000	952,500	1,493
Dec-20	Williamsburg Terrace	Retail	Brooklyn, New York	100.0	Fee Interest	52,000	32,000	615
Jan-21	712 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	6,600	43,000	6,515
Feb-21	133 Greene Street	Retail	Soho	100.0	Fee Interest	6,425	15,796	2,459
Mar-21	106 Spring Street	Redevelopment	Soho	100.0	Fee Interest	5,928	34,024	5,740
Jun-21	605 West 42nd Street - Sky	Residential	Westside	20.0	Fee Interest	927,358	858,100	925
Sep-21	400 East 57th Street	Residential	Upper East Side	41.0	Fee Interest	290,482	133,500	460
Feb-22	707 Eleventh Avenue	Redevelopment	Midtown West	100.0	Fee Interest	159,720	95,000	595
Apr-22	1080 Amsterdam	Residential	Upper West Side	92.5	Leasehold Interest	82,250	42,650	519
May-22	1591-1597 Broadway	Land	Times Square	100.0	Fee Interest	7,684	121,000	15,747
Jun-22	609 Fifth Avenue	Redevelopment	Rockefeller Center	100.0	Fee Interest	138,563	100,500	725
Dec-22	885 Third Avenue - Condominium	Redevelopment	Midtown / Plaza District	100.0	Fee / Leasehold Interest	414,317	300,400	725
Feb-23	121 Greene Street	Retail	Soho	50.0	Fee Interest	7,131	14,000	1,963
Dec-23	21 East 66th Street	Retail	Plaza District	32.3	Fee Interest	13,069	40,575	3,105
Jan-24	717 Fifth Avenue	Retail	Midtown / Plaza District	10.9	Fee Interest	119,550	963,000	8,055
May-24	625 Madison Avenue	Redevelopment	Plaza District	90.4	Fee Interest	563,000	634,600	1,127
Jun-24	719 Seventh Avenue	Retail	Times Square	100.0	Fee Interest	10,040	30,500	3,038
Oct-24	5 Times Square	Redevelopment	Times Square	31.6	Leasehold Interest	1,127,931	1,165,586	1,033
						13,959,221	$12,714,984	$911
2025 Dispositions
Apr-25	85 Fifth Avenue	Retail	Midtown South	36.3	Fee Interest	12,946	$46,800	$3,615
						12,946	$46,800	$3,615

Supplemental Information	48	Fourth Quarter 2025

SUMMARY OF REAL ESTATE ACQUISITION/DISPOSITION ACTIVITY Suburban Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	12/31/2025
2007 - 2025 Acquisitions
Jan-07	300 Main Street	Stamford, Connecticut	100.0%	Fee Interest	130,000	$15,000	92.5	N/A
Jan-07	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	31,600	96.6	N/A
Jan-07	Reckson - Connecticut Portfolio	Stamford, Connecticut	100.0	Fee Interests / Leasehold Interest	1,369,800	490,750	88.9	68.2
Jan-07	Reckson - Westchester Portfolio	Westchester	100.0	Fee Interests / Leasehold Interest	2,346,100	570,190	90.6	N/A
Apr-07	Jericho Plaza	Jericho, New York	20.3	Fee Interest	640,000	210,000	98.4	N/A
Jun-07	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	38,000	95.6	N/A
Jun-07	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	56,000	94.4	N/A
Jul-07	16 Court Street	Brooklyn, New York	35.0	Fee Interest	317,600	107,500	80.6	N/A
Aug-07	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	6,700	52.9	N/A
Sep-07	The Meadows	Rutherford, New Jersey	25.0	Fee Interest	582,100	111,500	81.3	N/A
Jan-08	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,364	—	N/A
Dec-10	7 Renaissance Square	White Plains, New York	50.0	Fee Interest	65,641	4,000	—	N/A
Apr-13	16 Court Street	Brooklyn, New York	49.0	Fee Interest	317,600	96,200	84.9	N/A
					6,541,741	$1,766,804

						Gross Asset
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	Valuation ($'s)		Price ($'s/SF)
2008 - 2025 Dispositions
Oct-08	100 & 120 White Plains Road	Tarrytown, New York	100.0	Fee Interest	211,000	$48,000		$227
Jan-09	55 Corporate Drive	Bridgewater, New Jersey	100.0	Fee Interest	670,000	230,000		343
Aug-09	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	20,767		143
Jul-12	One Court Square	Long Island City, New York	100.0	Fee Interest	1,402,000	481,100		343
Sep-13	300 Main Street	Stamford, Connecticut	100.0	Fee Interest	130,000	13,500		104
Aug-15	The Meadows	Rutherford, New Jersey	100.0	Fee Interest	582,100	121,100		208
Dec-15	140 Grand Street	White Plains, New York	100.0	Fee Interest	130,100	22,400		172
Dec-15	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	9,600		113
Mar-16	7 Renaissance Square	White Plains, New York	100.0	Fee Interest	65,641	21,000		320
Jul-16	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	41,000		337
Apr-17	520 White Plains Road	Tarrytown, New York	100.0	Fee Interest	180,000	21,000		117
Jul-17	680 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	133,000	42,011		316
Jul-17	750 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	192,000	53,745		280
Oct-17	16 Court Street	Brooklyn, New York	100.0	Fee Interest	317,600	171,000		538
Oct-17	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,500		106
May-18	115-117 Stevens Avenue	Valhalla, New York	100.0	Fee Interest	178,000	12,000		67
Jun-18	Jericho Plaza	Jericho, New York	11.7	Fee Interest	640,000	117,400		183
Jul-18	1-6 International Drive	Rye Brook, New York	100.0	Fee Interest	540,000	55,000		102
Nov-19	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	23,100		161
Dec-19	100 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	250,000	41,581		166
Dec-19	200 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	245,000	37,943		155
Dec-19	500 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	228,000	34,185		150
Dec-19	360 Hamilton Avenue	White Plains, New York	100.0	Fee Interest	384,000	115,451		301
Dec-20	1055 Washington Boulevard	Stamford, Connecticut	100.0	Leasehold Interest	182,000	23,750		130
Jul-24	Palisades Premier Conference Center	Orangetown, New York	100.0	Fee Interest	450,000	26,250		58
					7,883,341	$1,812,383		$230

Supplemental Information	49	Fourth Quarter 2025

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Funds Available for Distribution (FAD)

FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and pro-rata adjustments for these items from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second generation tenant improvement and leasing costs, and recurring capital expenditures.
FAD is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure with respect to liquidity. Because all companies do not calculate FAD the same way, the presentation of FAD may not be comparable to similarly titled measures of other companies. FAD does not represent cash flow from operating, investing and finance activities in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDAre)

EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by Nareit, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the Nareit definition, or that interpret the Nareit definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of Nareit in September 2017 defines EBITDAre as net income (loss) (computed in accordance with GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
The Company presents EBITDAre because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Net Operating Income (NOI) and Cash NOI
NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.

The Company presents NOI and Cash NOI because the Company believes that these measures, when taken together with the corresponding GAAP financial measures and reconciliations, provide investors with meaningful information regarding the operating performance of properties. When operating performance is compared across multiple periods, the investor is provided with information not immediately apparent from net income that is determined in accordance with GAAP. NOI and Cash NOI provide information on trends in the revenue generated and expenses incurred in operating the Company's properties, unaffected by the cost of leverage, straight-line adjustments, depreciation, amortization, and other net income components. The Company uses these metrics internally as performance measures. None of these measures is an alternative to net income (determined in accordance with GAAP) and same-store performance should not be considered an alternative to GAAP net income performance.
Coverage Ratios
The Company presents fixed charge and debt service coverage ratios to provide a measure of the Company’s financial flexibility to service current debt amortization, interest expense and operating lease rent from current cash net operating income. These coverage ratios represent a common measure of the Company’s ability to service fixed cash payments; however, these ratios are not used as an alternative to cash flow from operating, financing and investing activities (determined in accordance with GAAP).

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Supplemental Information	50	Fourth Quarter 2025

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Funds From Operations (FFO) Reconciliation

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2025	2024	2025	2024

Net (loss) income attributable to SL Green common stockholders	$(104,567)	$9,358	$(111,860)	$7,060
Add:
Depreciation and amortization	67,839	53,436	255,713	207,443
Joint venture depreciation and noncontrolling interest adjustments	65,677	69,636	312,025	287,671
Net (loss) income attributable to noncontrolling interests	(5,062)	3,885	(8,644)	(431)
Less:
Equity in net gain on sale of interest in unconsolidated joint venture/real estate	1,142	189,138	86,068	208,144
Purchase price and other fair value adjustments	(28,226)	117,195	(33,517)	83,430
(Loss) gain on sale of real estate, net	(426)	(1,705)	(2,143)	3,025
Depreciable real estate reserves	(23,546)	(38,232)	(32,092)	(104,071)
Depreciable real estate reserves in unconsolidated joint venture	(12,812)	(263,190)	(14,592)	(263,190)
Depreciation on non-rental real estate assets	1,526	1,226	5,838	4,583
FFO attributable to SL Green common stockholders and unit holders	$86,229	$131,883	$437,672	$569,822

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

	For the three months ended
	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024

Net (Loss) income	$(103,720)	$35,161	$(6,817)	$(21,545)	$19,138
Depreciable real estate reserves	23,546	—	—	8,546	38,232
Depreciable real estate reserves in unconsolidated joint venture	12,812	—	—	1,780	263,190
Loss on sale of real estate, net	426	1,068	167	482	1,705
Purchase price and other fair value adjustments	28,143	(11,138)	9,617	9,611	(125,287)
Equity in net (gain) loss on sale of interest in unconsolidated joint venture/real estate	(1,142)	(86,872)	1,946	—	(189,138)
Gain on sale of marketable securities	—	—	(10,232)	—	—
Depreciation and amortization	67,839	63,216	60,160	64,498	53,436
Income taxes	2,305	137	1,296	653	2,324
SUMMIT Operator tax expense (benefit)	478	1,279	1,547	(45)	1,949
Amortization of deferred financing costs	1,901	1,724	1,742	1,687	1,734
Interest expense, net of interest income	49,422	47,235	45,318	45,681	38,153
Adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates	139,218	200,085	151,642	117,164	140,733
EBITDAre	$221,228	$251,895	$256,386	$228,512	$246,169

Supplemental Information	51	Fourth Quarter 2025

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES	Three Months Ended		Twelve Months Ended
Operating income and Same-store NOI Reconciliation	December 31,		December 31,
	2025	2024	2025	2024

Net (loss) income	$(103,720)	$19,138	$(96,921)	$30,222

Depreciable real estate reserves	23,546	38,232	32,092	104,071
Depreciable real estate reserves in unconsolidated joint venture	12,812	263,190	14,592	263,190
Loss (gain) on sale of real estate, net	426	1,705	2,143	(3,025)
Purchase price and other fair value adjustments	28,143	(125,287)	36,233	(88,966)
Equity in net gain on sale of interest in unconsolidated joint venture/real estate	(1,142)	(189,138)	(86,068)	(208,144)
Gain on sale of marketable securities	—	—	(10,232)	—
Depreciation and amortization	67,839	53,436	255,713	207,443
SUMMIT Operator tax benefit	478	1,949	3,259	730
Amortization of deferred financing costs	1,901	1,734	7,054	6,619
Interest expense, net of interest income	49,422	38,153	187,656	147,220
Interest expense on senior obligations of consolidated securitization vehicles	14,866	11,304	60,693	14,634
Operating Income	94,571	114,416	406,214	473,994

Equity in net loss (income) from unconsolidated joint ventures	12,439	16,562	41,551	(83,495)
Loss from debt fund investments, net	3,222	—	1,446	—
Marketing, general and administrative expense	22,306	22,827	89,310	85,187
Transaction related costs	341	138	13,942	401
Loan loss and other investment reserves, net of recoveries	—	—	(71,326)	—
SUMMIT Operator expenses	33,794	28,792	116,364	111,739
Gain on early extinguishment of debt	—	(25,985)	—	(43,762)
Investment income	(2,568)	(5,415)	(29,377)	(24,353)
Interest income from real estate loans held by consolidated securitization vehicles	(14,866)	(14,209)	(62,734)	(18,980)
SUMMIT Operator revenue	(35,920)	(38,571)	(122,344)	(133,214)
Non-building revenue	(33,024)	(20,704)	(73,431)	(68,881)
Net operating income (NOI)	80,295	77,851	309,615	298,636

Equity in net (loss) income from unconsolidated joint ventures	(12,439)	(16,562)	(41,551)	83,495
SLG share of unconsolidated JV depreciation and amortization	64,654	67,046	259,498	275,098
SLG share of unconsolidated JV amortization of deferred financing costs	5,882	3,459	15,738	11,334
SLG share of unconsolidated JV interest expense, net of interest income	68,827	67,099	263,710	276,852
SLG share of unconsolidated JV transaction related costs	—	—	—	—
SLG share of unconsolidated JV gain on early extinguishment of debt	—	—	(57,187)	(172,369)
SLG share of unconsolidated JV investment income	(426)	(5,048)	(14,366)	(11,513)
SLG share of unconsolidated JV loan loss and other investment reserves, net of recoveries	—	—	14,531	—
SLG share of unconsolidated JV non-building revenue	(3,517)	147	(8,580)	(3,051)
NOI including SLG share of unconsolidated JVs	203,276	193,992	741,408	758,482

NOI from other properties/affiliates	(31,406)	(21,690)	(59,851)	(83,520)
Same-Store NOI	171,870	172,302	681,557	674,962

Straight-line and free rent	(1,657)	(403)	1,433	(2,800)
Amortization of acquired above and below-market leases, net	1,021	830	3,516	2,578
Operating lease straight-line adjustment	204	204	815	815
SLG share of unconsolidated JV straight-line and free rent	(9,656)	(5,883)	(32,519)	(12,763)
SLG share of unconsolidated JV amortization of acquired above and below-market leases, net	(6,328)	(6,393)	(24,826)	(24,405)
SLG share of unconsolidated JV operating lease straight-line adjustment	—	—	—	—
Same-store cash NOI	$155,454	$160,657	$629,976	$638,387

Lease termination income	(704)	(2,743)	(5,629)	(6,344)
SLG share of unconsolidated JV lease termination income	(2,184)	—	(7,602)	(2,515)
Same-store cash NOI excluding lease termination income	$152,566	$157,914	$616,745	$629,528

Supplemental Information	52	Fourth Quarter 2025

RESEARCH ANALYST COVERAGE

EQUITY COVERAGE

Firm	Analyst	Phone	Email
B of A Securities	Jana Galan	(646) 855-5042	jana.galan@bofa.com
Barclays	Brendan Lynch	(212) 526-9428	brendan.lynch@barclays.com
BMO Capital Markets Corp.	John P. Kim	(212) 885-4115	JohnP.Kim@bmo.com
BTIG	Thomas Catherwood	(212) 738-6140	tcatherwood@btig.com
Citi	Seth Bergey	(212) 816-2066	seth.bergey@citi.com
Deutsche Bank	Peter Abramowitz	(212) 250-9504	peter.abramowitz@db.com
Evercore ISI	Steve Sakwa	(212) 446-9462	steve.sakwa@evercoreisi.com
Goldman Sachs & Co.	Caitlin Burrows	(212) 902-4736	caitlin.burrows@gs.com
Jefferies	Joe Dickstein	(212) 778-8771	jdickstein1@jefferies.com
JP Morgan Securities	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
Mizuho Securities USA	Vikram Malhotra	(212) 282-3827	vikram.malhotra@mizuhogroup.com
Morgan Stanley & Co.	Ronald Kamdem	(212) 296-8319	ronald.kamdem@morganstanley.com
Piper Sandler	Alexander Goldfarb	(212) 466-7937	alexander.goldfarb@psc.com
Scotiabank	Nicholas Yulico	(212) 225-6904	nicholas.yulico@scotiabank.com
Truist Securities	Michael Lewis	(212) 319-5659	michael.r.lewis@truist.com
Wells Fargo	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com

SL Green Realty Corp. is covered by the research analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not, by its reference above or distribution, imply its endorsement of or concurrence with such information, conclusions or recommendations.

Supplemental Information	53	Fourth Quarter 2025

EXECUTIVE MANAGEMENT

Marc Holliday	Neil H. Kessner
Chairman, Chief Executive Officer and	Executive Vice President, General
Interim President	Counsel - Real Property

Matthew J. DiLiberto	Maggie Hui
Chief Financial Officer	Chief Accounting Officer

Andrew S. Levine	Harrison Sitomer
Chief Legal Officer - General Counsel, EVP	Chief Investment Officer

Steven M. Durels	Robert Schiffer
Executive Vice President, Director of	Executive Vice President, Development
Leasing and Real Property
Brett Herschenfeld
Edward V. Piccinich	Executive Vice President, Retail and Opportunistic
Chief Operating Officer	Investment

Supplemental Information	54	Fourth Quarter 2025